   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 18, 1998.

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [ ]

Filed by a Party other than the Registrant [X]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14A-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                     AMERICAN BANKERS INSURANCE GROUP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                      AMERICAN INTERNATIONAL GROUP, INC.
--------------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

 [X]  No Fee required.

 [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11:

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which the transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

         On February 17, 1998, American International Group, Inc. and AIGF, Inc. filed the following papers with the United States District Court for the Southern District of Florida: (i) an Amended Complaint for Declaratory and Injunctive Relief against Cendant Corporation and Season Acquisition Corp.;
(ii) an Emergency Motion for a Hearing on its Motion for Preliminary Injunction; (iii) a Motion for Preliminary Injunction and Supporting Memorandum of Law; and (iv) a Motion for Expedited Discovery and Supporting Memorandum of Law.

                          UNITED STATES DISTRICT COURT
                          SOUTHERN DISTRICT OF FLORIDA
                                MIAMI DIVISION

AMERICAN INTERNATIONAL GROUP, INC.;              Case No. 98-0247-CIV-GRAHAM
AND AIGF, INC.,                                  Magistrate Judge Dube

      Plaintiffs,

v.

CENDANT CORPORATION; and
SEASON ACQUISITION CORP.,

            Defendants.

----------------------------------/

                        AMENDED COMPLAINT FOR DECLARATORY
                              AND INJUNCTIVE RELIEF

            Plaintiffs American International Group, Inc. ("AIG") and AIGF, Inc. ("AIGF") for their amended complaint against defendants Cendant Corporation ("Cendant") and Season Acquisition Corp. ("Season"), by and through their undersigned attorneys, allege as follows:

                              NATURE OF THE ACTION

      1. On December 21, 1997, AIG, AIGF and American Bankers Insurance Group, Inc. ("American Bankers"), a Florida corporation, entered into a merger agreement (as amended, the "AIG Merger Agreement") which provides that American Bankers will be merged with AIGF, a wholly-owned subsidiary of AIG (the "AIG Merger"). The AIG Merger Agreement provides that each share of American Bankers common stock will be exchanged in the AIG Merger for a

                                                   Case No. 98-0247-CIV-GRAHAM


portion of a share of AIG common stock (or, subject to specified limitations and at the election of American Bankers common shareholders, cash) equal to $47.00, with a total value of approximately $2.2 billion. The AIG Merger is scheduled to be put to a vote of American Bankers' common shareholders on March 6, 1998 and preferred shareholders on March 4, 1998.

      2. On January 27, 1998, Cendant and Season, a wholly-owned subsidiary of Cendant, announced an intention to commence a hostile tender offer (the "Cendant Offer") to purchase up to 51% of the outstanding shares of American Bankers for $58.00 per share. The purpose of the Cendant Offer and the proposed second step merger between Cendant and American Bankers (the "Cendant Merger") is to enable Cendant to acquire control of, and ultimately the entire equity interest in, American Bankers.

      3. Since January 27, 1998, Cendant and Season have embarked upon a campaign of misinformation by disseminating numerous false and misleading statements to American Bankers' shareholders in violation of the federal securities laws (in particular Sections 14(a) and 14(e) of the Securities Exchange Act of 1934, as amended ("Exchange Act")). On February 12, 1998, Cendant filed a definitive proxy statement containing false and misleading statements with the Securities and Exchange Commission ("SEC") and began to disseminate it to American Bankers' shareholders. Cendant and Season's conduct is designed to mislead American Bankers' shareholders and to induce them to vote against the AIG Merger by deceiving shareholders into believing that the Cendant Offer represents a real and unconditional alternative

                                                   Case No. 98-0247-CIV-GRAHAM


to the AIG Merger worth $58.00 per share when, in fact, the Cendant Offer is highly conditional and risky and, if consummated, would leave American Bankers' shareholders holding extremely volatile Cendant common stock. Cendant also has falsely represented to American Bankers' shareholders that a merger with American Bankers would achieve $140 million in pre-tax synergies, and hence would not dilute Cendant's per share earnings. As Cendant well knows, it cannot achieve such inflated synergies. Cendant also has represented that it will obtain the necessary regulatory approvals from state insurance departments in substantially the same time frame as insurance regulatory approvals for the AIG Merger. Cendant, which was formed by a merger a mere two months ago and has no experience running an insurance company, knows that these statements are false because state insurance departments will have to conduct a thorough investigation into Cendant's financial condition, background and competence to run an insurance company before allowing Cendant to acquire American Bankers.

      4. Cendant and Season's public filings also fail to disclose several important and material facts. Critically, Cendant has failed to disclose that its solicitation of proxies from American Bankers' shareholders will violate state insurance laws if Cendant holds proxies for American Bankers' common shares, that together with the 0.79% of American Bankers' common shares that Cendant already owns, exceeds ten percent of American Bankers' outstanding common shares. On February 12, 1998, Cendant began seeking proxies from American Bankers' preferred and common shareholders to vote against the AIG Merger at meetings scheduled on

                                                   Case No. 98-0247-CIV-GRAHAM


March 4 and March 6, 1998. However, Cendant has failed to disclose to American Bankers' shareholders and the marketplace that, under the laws of five of the six states in which American Bankers' U.S. insurance subsidiaries are domiciled, Cendant cannot hold (let alone vote) proxies representing 10% or more of American Bankers' voting securities because holding such proxies is presumed to be acquisition of "control" of American Bankers' insurance subsidiaries and requires regulatory approval prior to acquisition of the proxies. For example, in Georgia -- a state where Cendant must secure regulatory approval for its proposed acquisition of control of American Bankers -- Section 33-13-1(3) of the Georgia Insurance Code presumes that "control" exists if a person holds proxies representing 10% or more of the voting securities of any other person. Arizona, South Carolina and Texas have similar statutory prohibitions on holding proxies for 10% or more of an insurance company's shares and the New York Department of Insurance has interpreted the New York Insurance Code in the same way. Cendant has not obtained regulatory approval to acquire control of American Bankers in any state (and in fact is far from obtaining it).

      5. By soliciting proxies from all shareholders of American Bankers, when at most it can hold proxies for 9.2% more of American Bankers common shares without regulatory approval, and by failing to disclose that fact, Cendant has sought to convince American Bankers' shareholders to forfeit their votes. Neither Cendant's Schedule 14D-1, its proxy solicitation materials nor Cendant's other communications to American Bankers' shareholders disclose these

                                                   Case No. 98-0247-CIV-GRAHAM


vitally important and material facts. Nor does Cendant disclose that if it violates such state insurance statutes, it may, in some cases, be subject to enforcement proceedings and criminal sanctions. Indeed, a wilful violation of the state insurance statutes during the statutory review period is itself sufficient grounds to deny regulatory approval for Cendant's proposed acquisition of American Bankers.

      6. The power that Cendant would have pursuant to vote its proxies to cause American Bankers to reject the AIG merger and bring American Bankers to its knees in the face of Cendant's hostile tender offer and to be sold, inevitably, to Cendant is precisely the power to direct the policies of an insurer that the state insurance holding company statutes seek to regulate.

      7. Furthermore, the Texas Cendant Form A (the form that an entity must file with the state insurance departments in order to obtain regulatory approval and the only Form A filed by Cendant with state insurance regulators to which AIG currently has access) does not even seek prior approval for holding or voting proxies as to 10% or more of the shares of either American Bankers' common or preferred stock. AIG believes that Cendant's other Form A filings similarly fail to disclose its solicitation of proxies for more than 10% of American Bankers shares. Thus, Cendant apparently has not even told the state regulators that it is seeking to acquire and vote proxies in violation of state law, which will make regulatory approval for Cendant's proposed acquisition of American Bankers even less likely.

                                                   Case No. 98-0247-CIV-GRAHAM


      8. AIG will be irreparably harmed by Cendant's conduct because (i) AIG's rights under a voting agreement covering 8.6% of American Bankers' shares will be diluted or made valueless by Cendant's deception of American Bankers' shareholders; (ii) its rights under an option agreement it has exercised (subject to regulatory approval) covering 19.9% of American Bankers' shares will be irreparably injured if the AIG Merger is voted down because of Cendant's deceptions and American Bankers is left at the mercy of Cendant; and (iii) its rights under its merger agreement with American Bankers will be irreparably injured. Absent injunctive relief requiring Cendant to stop soliciting proxies until it obtains regulatory approval and corrective disclosure is made, AIG and American Bankers' shareholders will be irreparably injured. An injunction requiring prompt corrective disclosure and an order halting Cendant from soliciting further proxies and promptly returning any proxies it has received, is the only reasonable and proper means of ensuring that American Bankers' shareholders are not deceived into giving their proxies to Cendant and that the objective of the securities laws -- to promote fair corporate suffrage -- is achieved. Significantly, American Bankers shareholders may still vote for or against the AIG Merger -- and Cendant can attempt to influence their votes -- either by voting in person at the shareholder meetings or by checking the "yes" or "no" box on the proxy card circulated by American Bankers.

      9. Cendant's false and misleading statements are not its only violations of federal law. For more than two weeks, Cendant and its advisors have been touting the Cendant Merger

                                                   Case No. 98-0247-CIV-GRAHAM


-- and the Cendant stock that will be issued in connection with it -- while intentionally failing to file a registration statement with respect to the Cendant stock. For example, Henry R. Silverman, Cendant's President and Chief Executive Officer, stating during an analysts' conference call on January 27, 1998 that the Cendant offer was "clearly superior" to the AIG Merger and that "[i]n total we've already identified about $140 million of pre-tax synergies which is about 10 cents per Cendant share." Such statements can only be relevant to someone who holds, or will hold, common stock of Cendant. These statements infected and permeated the marketplace because they were picked up by national and international newspapers and analysts. Section 5 of the Securities Act of 1933, as amended (the "1933 Act"), prohibits any person from selling or offering to sell securities without filing a registration statement. 15 U.S.C. ss. 77e(a), (c). Such blatant violations of the 1933 Act, which also subverts the proxy solicitation process, should not go unremedied. Unless this court promptly issues an injunction halting Cendant and its advisors from continuing to violate
Section 5 of the 1933 Act, plaintiffs and other American Bankers shareholders will continue to receive requests for shareholder votes and offers to purchase Cendant common stock -- securities as to which no registration statement has been filed under the federal securities laws -- without the critical financial and other information required by the 1933 Act in connection with a public offer of stock and by the Exchange Act for the solicitation of proxies. Despite being put on notice that its conduct violates the 1933 Act, Cendant has

                                                   Case No. 98-0247-CIV-GRAHAM


brazenly continued to tout its stock without filing the registration statement required by the federal securities laws.

      10. Because Cendant continues -- on a daily basis -- to mislead American Bankers' shareholders, AIG must seek relief from this Court pursuant to Sections 14(a) and 14(e) of the Exchange Act and the rules promulgated thereunder.

                             JURISDICTION AND VENUE

      11. The claims asserted herein arise under Section 14(a) and 14(e) of the Exchange Act, 15 U.S.C. ss.ss. 78n(a), and 78n(e), and the rules and regulations promulgated thereunder. This court has jurisdiction over the action pursuant to
Section 27 of the Exchange Act, 15 U.S.C. ss. 78aa; 28 U.S.C. ss. 1331 (federal question); and 28 U.S.C. ss. 1367 (supplemental jurisdiction).

      12. Venue is proper in this judicial district pursuant to 28 U.S.C. ss. 1391 and 15 U.S.C. ss. 78aa. The claims asserted herein arose in this District, and the acts and transactions complained of have occurred, are occurring, and unless enjoined, will continue to occur in this District.

                                   THE PARTIES

      13. Plaintiff AIG is a corporation organized and existing under the laws of the State of Delaware, with its principal place of business in New York. AIG is a party to a voting agreement covering 8,265,626 American Bankers common stock, and has exercised an option to purchase 19.9% of American Bankers common stock, subject to obtaining regulatory approvals. AIG is a

                                                   Case No. 98-0247-CIV-GRAHAM


holding company with a market capitalization as of December 31, 1997, of approximately $76 billion, which through its subsidiaries is primarily engaged in a broad range of insurance and insurance-related activities and financial services in the United States and abroad. AIG has received Triple-A long term debt ratings from the principal ratings agencies, Moody's and Standard & Poor's.

      14. Plaintiff AIGF is a wholly-owned subsidiary of AIG and is a Florida corporation newly-formed for the purpose of consummating the AIG Merger.

      15. Defendant Cendant is a corporation organized and existing under the laws of the State of Delaware with its principal place of business located in Parsippany, New Jersey. Cendant has not registered to do business in the state of Florida. Cendant was formed on December 17, 1997 through the merger of HFS, Inc. ("HFS"), a company involved in the lodging, rental car and other consumer marketing businesses, and CUC International, Inc. ("CUC"), a company engaged in direct marketing "membership clubs" to consumers. Cendant reports that it "administers insurance package programs which are generally combined with discount shopping and travel for credit union members." Cendant Texas Form A at 5 (Filed Jan. 27, 1998). What this actually means is that Cendant markets accidental death and dismemberment and accident insurance policies for insurance companies such as Hartford, Cigna and US Life. Cendant has no experience in running an insurance company. Indeed, Cendant

                                                   Case No. 98-0247-CIV-GRAHAM

acknowledges that it primarily engages in three business segments: membership services, travel and real estate -- none of which is related to insurance.

      16. On January 27, 1998, Cendant publicly announced that defendant Season, a wholly owned subsidiary of Cendant, had commenced a tender offer to purchase 51% of the outstanding common shares of American Bankers, with the remaining 49% of the shares to be acquired through a second-step merger. Season is a New Jersey corporation with its principal place of business also in Parsippany, New Jersey.

                                BACKGROUND FACTS

The AIG Merger.

      17. Between August and December 1997 representatives of AIG and American Bankers exchanged financial and other information and discussed the possible expense savings, revenue enhancement and business opportunities in connection with a possible business combination. In particular, AIG and American Bankers discussed the benefits to American Bankers of AIG's Triple-A ratings and the enormous opportunities potentially available to American Bankers in combining with AIG's substantial and successful insurance operations outside of North America.

      18. On December 19, 1997, the board of directors of AIG approved the AIG Merger Agreement pursuant to which each shareholder of American Bankers would receive $47.00 in AIG common stock in exchange for each share of American Bankers common stock. Under the

                                                   Case No. 98-0247-CIV-GRAHAM


terms of the AIG Merger Agreement, American Bankers shareholders can elect to receive $47 in cash instead of AIG common stock, subject to the condition that the maximum aggregate amount of cash that AIG will pay to all holders of common stock will be equal to 49.9% of the total value of the consideration paid to all holders of American Bankers' common stock. If cash elections are made with respect to more than 49.9% of the outstanding shares of common stock, AIG will make cash payments on a pro rata basis.

      19. On December 21, 1997, the board of directors of American Bankers unanimously approved the AIG Merger Agreement and resolved unanimously to recommend that the shareholders of American Bankers (including holders of American Bankers' preferred and common stock) vote for approval and adoption of the AIG Merger Agreement. AIG and shareholders owning 3,389,300 shares of American Bankers' common stock entered into a voting agreement providing, inter alia, that the shares would be voted in favor of the AIG Merger.

      20. In a joint press release dated December 22, 1997, the respective Chairmen of AIG and American Bankers each disclosed the benefits that would be gained by a merger of the two corporations. Maurice R. Greenberg, Chairman of AIG, stated:

            "We are very pleased to have reached this agreement to acquire American Bankers, a fine company with product lines that complement, but do not overlap those of AIG. American Bankers management shares the AIG philosophy of doing business and they have an outstanding reputation for product and service quality, as well as a strong financial record. Culturally and from a business standpoint, there is an excellent fit between our two organizations . . . . As part of
            AIG, American Bankers will be able

                                                   Case No. 98-0247-CIV-GRAHAM


            to take advantage of AIG's relationships and global network to build its business of credit related insurance products marketed through financial institutions and other entities. Particularly overseas, AIG will be able to open significant new opportunities for American Bankers. AIG's top credit ratings should also provide an important benefit to American Bankers . . . ."

AIG to Acquire American Bankers Insurance Group for Stock Valued at $2.2 billion, PR Newswire, Dec. 22, 1997.

      21. In the same press release, the President and CEO of American Bankers, Gerald N. Gaston, also made clear the benefits of AIG Merger to American
Bankers:

            "We are extremely pleased to have the opportunity for American Bankers to become a member of the AIG organization. This will create significant new opportunities for our clients, associates and employees. With AIG's excellent name recognition, financial strength and broad network, our clients will benefit from being associated with one of the world's leading providers of insurance and financial services. This is truly an outstanding result for both organizations."

Id.

      22. Analysts commented favorably on the AIG Merger and the benefits that the transaction would afford to both AIG and American Bankers. Gloria Vogel, an analyst at Advest Inc. said of the merger, "[t]he cross-selling opportunities are terrific." AIG to Acquire American Bankers, Dallas Morning News, Dec. 23, 1997, at 4D. Ken Zuckerberg, a Moody's analyst, said:

            "[The Merger] allows American Bankers to leverage AIG's global network, and get access to their higher ratings. In an environment of soft property-casualty and limited US growth opportunities, consolidation makes sense."

                                                   Case No. 98-0247-CIV-GRAHAM


John Authers, AIG to Acquire American Bankers Insurance, Fin. Times, Dec. 23, 1997 at 20. Cendant Surfaces With its Hostile Offer.

      23. Without any prior warning or notice, on January 27, 1998, Cendant, through its President and Chief Executive Officer, Henry R. Silverman, and its Chairman, Walter A. Forbes, wrote a letter (the "January 27 Letter") to the American Bankers' board of directors and submitted a proposal to acquire American Bankers for $58 per common share payable in cash and Cendant stock. The January 27 Letter also announced that Cendant "will be commencing promptly a cash tender offer directly to American Bankers' shareholders for 51% of American Bankers' shares at a price of $58 per common share to be followed by a second step merger in which shares of Cendant common stock with a fixed value of $58 per share will be exchanged on a tax free basis for the balance of American Bankers' common stock." Following Cendant's announcement, AIG gave notice to American Bankers that it exercised its right to purchase 8,265,626 shares of American Bankers common stock, subject to regulatory approvals.

      24. Simultaneously with their acquisition proposal, Cendant and Season commenced an action in the United States District Court for the Southern District of Florida in which they named as defendants American Bankers, its board of directors, AIG and AIGF alleging, among other things, that certain terms of the AIG Merger Agreement and the AIG Merger constituted a breach of fiduciary duty to Cendant -- allegedly a beneficial owner of 371,200 shares of American Bankers common stock. The Complaint failed to disclose that Cendant began

                                                   Case No. 98-0247-CIV-GRAHAM


acquiring its shares on January 16, 1998, nearly one month after the conduct it alleged constituted a breach of fiduciary duty.

Cendant Commences its Campaign of False and Misleading
Statements and Violations of the Federal Securities Laws.

      25. On January 27, 1998 -- before Cendant had filed any proxy or tender offer materials or a registration statement in connection with the securities that Cendant intended to offer in connection with the Cendant Merger -- Cendant's President and CEO, Henry Silverman, made a speech to analysts announcing the Cendant Offer. Silverman told analysts:

            "[o]ur $58 offer price represents a 23% premium to that offer. We believe ABI shareholders will find our offer compelling, and clearly superior to AIG's."

      26. Silverman also made it clear that Cendant intended to conduct a proxy contest to persuade American Bankers' shareholders to vote against the AIG
Merger:

            "We will also conduct a proxy contest right through the date of their meeting, if there ever is a meeting, to consider the AIG transaction. So, I would expect that shareholders could anticipate receiving communications from us in those two areas."

      27. During a January 27 analysts' conference call (the "January 27 Analysts Call"), Silverman made a number of statements that he knew to be materially false and misleading and failed to disclose material facts. These misleading disclosures were repeated in subsequent public filings and materials disseminated to American Bankers' shareholders.

Cendant Misrepresents its Ability to Obtain Regulatory Approvals.

                                                   Case No. 98-0247-CIV-GRAHAM


      28. During the January 27 Analysts Call, Silverman represented that Cendant's bid to acquire American Bankers was on an

            "equal footing with AIG on the basis of timing, financial conditions or any other basis. These approvals usually take months to complete; therefore, AIG is essentially no further along than we are. In fact, we have already been approved in the past to write insurance in major states, including New York and Colorado, and we see no reason to believe that our applications in these states or in any other state or country will not [be] approved on a timely basis."

      29. Silverman's assertion that the timing of regulatory approvals for the AIG Merger and the Cendant Merger was comparable and that both transactions could close at the same time was knowingly false and misleading. In fact, the regulatory approval process for the AIG Merger commenced in December 1997 and is much further along than Cendant's efforts to obtain approval for its proposed acquisition of American Bankers, which was announced more than one month after the AIG Merger was announced. Furthermore, Silverman failed to disclose that AIG -- which is in the business of writing insurance -- is more likely to secure prompt insurance regulatory approval than Cendant, which admittedly has no history of running insurance companies.

      30. Silverman's representation that Cendant will secure insurance regulatory approval on the same time schedule as the AIG Merger is also false and misleading because it ignores the fact that the state insurance regulatory approval process creates a significant obstacle and hurdle to the Cendant Merger. As Silverman well knows, the insurance regulatory approval process will

                                                   Case No. 98-0247-CIV-GRAHAM


be a searching and thorough investigation into the background, experience and financial condition of Cendant (and the people who manage it) in order to determine whether the Cendant Merger is in the best interests of American Bankers' policyholders. For at least the following reasons, none of which have been fully disclosed to American Bankers' shareholders in any public filings or elsewhere, it is clear that Cendant will find it difficult, if not impossible, to secure prompt approval for the Cendant Merger from various state insurance departments:

            a. Cendant, which was created just last December through the merger of CUC and HFS, is a company whose financial condition cannot be evaluated with any degree of confidence. Cendant has been so busy acquiring or agreeing to acquire companies that it has yet to produce pro forma financial statements showing what its financial condition would be after the American Bankers acquisition and its other pending acquisitions. State insurance departments will have to subject Cendant (and its predecessor corporations) to a lengthy and detailed financial review. As reported in the February 4, 1998 Miami Herald, Florida Insurance Commissioner Bill Nelson stated after meeting with Walter Forbes of Cendant:

                  in no way was he giving Cendant the department's "Good Housekeeping Seal of Approval," he said. "What we want to see is that people who want to do business in Florida meet financial requirements and have the best interests of consumers at heart," Nelson said.

                                                   Case No. 98-0247-CIV-GRAHAM


      By contrast, AIG -- a company with sterling ratings and financial history -- will have no such issues in securing regulatory approval.

            b. Cendant -- and its predecessor HFS -- has grown by acquiring a variety of businesses that generate cash flows but have few tangible assets. Upon acquiring these businesses, HFS has sold the tangible assets it acquired (hotels, rental cars, etc.) and allocated a substantial percentage of the purchase price to "goodwill" and other "intangible" assets. For example, just three weeks ago Cendant confirmed that it was purchasing Jackson Hewitt, a tax preparation service, for $68 per share. Cendant allocated only $14 million of the purchase price to tangible assets, while allocating $450 million to goodwill -- an intangible asset. By allocating such substantial amounts of its cost of purchasing companies to good will and other intangible assets, HFS and Cendant have greatly inflated current earnings at the expense of future earnings. Cendant amortizes intangibles for as many as 40 years, which is far longer than generally permitted for franchise values, or for real assets (which must be depreciated over their useful lives -- e.g., 2 or 5 years). Using a 40-year amortization, Cendant can recognize only one-quarter the annual amortization expense it would recognize if it used a ten-year amortization period. As of September 30, 1997, Cendant's total GAAP stockholders' equity was $4.6 billion and its GAAP balance sheet reflected $4.7 billion of goodwill and intangibles. Accordingly, Cendant had a tangible net worth of negative $0.1 billion.

                                                   Case No. 98-0247-CIV-GRAHAM


      Were Cendant to acquire American Bankers, Cendant's stockholders' equity would increase to more than $5.9 billion and its net tangible net worth would decrease to negative $1.1 billion. State insurance departments will take care to determine whether it would be in the interests of American Bankers' policyholders to be insured by a company whose parent corporation has net tangible net worth of negative $1.1 billion.

            c. This growth-by-acquisition strategy and associated creation of huge amounts of intangible assets has clearly fueled HFS' market price, and has made acquisitions using HFS stock relatively cheap. Like a shark who has to keep swimming to avoid sinking, however, HFS's (and Cendant's) earnings can only keep growing as rapidly as they have if Cendant can continue to make newer and larger acquisitions. Once Cendant's cash flows, revenues and profits stop growing, its share price will drop from its lofty peak of 50 times inflated profits, acquisitions will become more expensive, earnings will decrease even more as amortization of goodwill and other intangibles drag down earnings no longer inflated by Cendant's creative acquisition and accounting strategy, with the inevitable toll on Cendant's inflated stock price. A September 9, 1996 report in Forbes summarized Silverman's (and HFS's) potentially disastrous acquisition strategy:

                  "With Silverman's financial magic and business ingenuity in full gear, HFS' earnings are likely to grow rapidly for another year or two, but essentially he's playing a more sophisticated version of the old


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                                                   Case No. 98-0247-CIV-GRAHAM


                  franchise game: The profits keep growing rapidly only so long as Silverman can find new and larger businesses to buy and convert to his swollen stock multiples. When the game slows, as it inevitably will, the swollen earnings gains will begin to shrink and around then the fancy multiples will go poof. By then Henry Silverman, already worth some $600 million on paper, will probably be even richer. Recent investors aren't likely to fare as well."

      See Howard Rudnitsky, Henry the magician, Forbes, Sept. 9, 1996 at 99. (A copy of that article is annexed hereto as Exhibit A.) Silverman may already have started his exit from Cendant: on February 4, 1998 he sold approximately $60 million of Cendant stock, a fact Cendant has not yet disclosed to American Bankers' shareholders. Plainly, state insurance regulators will have to analyze Cendant's financial condition and accounting methodology carefully before approving an acquisition of American Bankers by Cendant. These accounting and financial issues simply do not exist in connection with the AIG Merger.

            d. Silverman, Cendant's President and Chief Executive Officer, has had a checkered business history. State insurance regulators will likely conduct a detailed investigation before giving Cendant and Silverman approval to acquire American Bankers. From 1982 through 1990, Silverman was president and chief executive of Reliance Capital Corp. ("Reliance Capital"), the leveraged buyout unit of the financier and corporate raider Saul Steinberg's Reliance Group Holdings. In this position,


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                                                   Case No. 98-0247-CIV-GRAHAM


      Silverman frequently used the highly leveraged, junk bond strategies of Michael Milken and his associates at Drexel Burnham Lambert, and participated in Milken's junk bond takeovers. On information and belief, among the investors investing with Reliance Capital was a partnership called Drexel Reliance Capital Group, which included Milken, Seema Boesky (Ivan Boesky's wife), Victor Posner, Carl Lindner, casino owner Steve Wynn and Thomas Spiegel of the failed Columbia Savings & Loan -- all associates of Milken and attendees (along with Silverman) at Milken's annual "Predators' Ball." Not surprisingly given this background, Silverman has been affiliated with a number of companies that have gone into bankruptcy shortly after his tenure ended. Silverman's business ethics have also been called into question by commentators. For example, one report described how he bought and sold the Days Inns motel chain three times in eight years:

                  "In the process, Silverman, 52, has feathered his own nest and made more than $100 million for his investors. Days Inns bondholders, though, have gotten bagged for hundreds of millions of dollars. You can't make an omelette without breaking someone's eggs."

      Allan Sloan, Once Again, It's Checkout Time; Silverman Selling Chain for Third Time, Newsday, Sept. 13, 1992, at 84; see also Howard Rudnitsky, Triple Dipper, Forbes, Nov. 25, 1995, at 171 ("Henry Silverman and his friends got rich while the bondholders of Days Inns lost their shirts.") (A copy of that article is annexed hereto as Exhibit B.)


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                                                   Case No. 98-0247-CIV-GRAHAM


            e. In reviewing applications for a change of control, according to the Model Insurance Holding Company System Regulatory Act, the criteria the insurance departments must consider include whether the "competence, experience and integrity of those persons who would control the operation of the insurer are such that it would not be in the interest of policyholders of the insurer and of the public to permit the merger or other acquisition of control." Regulators focus on the "competence, experience and integrity" of controlling persons because once they approve incompetent, inexperienced or dishonest controlling persons, they usually are left with only the power to salvage the insurers these people damage. The states in which Cendant will need to obtain regulatory approval for its proposed acquisition of American Bankers -- Florida, Arizona, Georgia, New York, South Carolina and Texas -- have the same or similar provisions regarding competence, experience and integrity. Henry Silverman, Cendant's President and Chief Executive Officer, will clearly be the subject of detailed scrutiny in light of his business history. For example, Silverman headed Convenience & Safety Corporation, which in the late 1970s sought the franchise for installing and selling advertising on bus stop shelters in New York City. After Convenience & Safety won the contract, the City of New York and a federal grand jury investigated the bidding. As reported in the New York Times, Jack E. Bronston, a New York State Senator and lawyer for Convenience & Safety, was indicted for mail fraud in connection with the bidding. A detailed report


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                                                   Case No. 98-0247-CIV-GRAHAM


      prepared by Stanley Lupkin, the New York City Commissioner of Investigations, stated that Silverman had refused to answer questions in the investigation by the City's Department of Investigation on the ground that answering questions might compel him to be a witness against himself. When Bronston was sentenced after his conviction for mail fraud, the federal prosecutors stated in their sentencing report that "[t]he two principals of [Convenience & Safety], its Chairman of the Board Saul P. Steinberg and its President Henry R. Silverman, refused to testify exercising their Fifth Amendment protection against self-incrimination," and as a result "the complete parameters of Bronston's activities promoting [Convenience & Safety] . . . . are not yet known." In rebidding the bus shelter contract, Mayor Edward Koch of New York City specifically prohibited Silverman's company, Convenience & Safety, from participating in the bidding. Clearly, insurance regulators must look closely at the character and fitness of Mr. Silverman to control American Bankers.

            f. Based upon public information, including court filings, and news articles, at least the following facts have been reported about Mr. Silverman's association with four companies that ended up in bankruptcy:

            (i) Days Inns of America, Inc. Motel Chain: In 1984, Silverman's Reliance Capital acquired Atlanta-based Days Inns of America, which consisted of 300 motels, including 140 company-owned inns, from the Cecil Day estate for $570 million. Financing for the leveraged buyout came from $285 million in junk bonds issued by Drexel Burnham Lambert. Reliance Capital put just $16 million


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                                                   Case No. 98-0247-CIV-GRAHAM


      in equity into the deal. Among the investors who reportedly put up the additional capital to buy the chain was Drexel Reliance Capital Group.

            The head of Reliance, Saul Steinberg, placed Silverman at the helm of Days Inns. Silverman slashed the size of the corporate headquarters staff by more than half, sold all but about 20 of the company's motels to franchisees for $423 million, and initiated a franchising spree that tripled the size of the chain to 900 properties by 1990. The sale of the company's chain led some newspaper reporters to call Steinberg an "asset-stripper."

            In December 31, 1985, Reliance took Days Inns public, raising $25 million for the company. But Reliance and the Milken partnership retained 45% of the company's stock after the completion of the initial public offering.

            Days Inns was carrying a huge $535 million debt load with just $600 million in total assets. In fact, debt was a constant theme at Days Inns while Silverman ran the company. After Reliance acquired the hotel chain in 1984, Days Inns always maintained between $455 million and $600 million in long-term debt. Silverman constantly refinanced the debt, almost always with junk bonds issued by Drexel Burnham Lambert. Between 1984 and 1989, Drexel issued almost $1 billion in junk bonds for Days Inns. The debt load was so heavy that Silverman joked to one interviewer that Days Inns was "like Mexico. We don't pay down debt, we just reschedule it."

            In November 1989, Reliance and its backers sold their interest in Days Inns to Tollman-Hundley Lodging, Corp. for $87 million, of which $8 million was in cash and the rest in junk bonds from Drexel Burnham Lambert. Tollman-Hundley also agreed to assume the company's $620 million debt, for a total price of $765 million. According to the November 25, 1991 edition of Forbes, Reliance made a profit of almost $60 million and Silverman's personal share of the profit amounted to $5 million. Reliance and Silverman escaped from Days Inns just in time. In 1990 Tollman-Hundley could not refinance the company's mounting debt load and short amortization schedule. In September 1991, Days Inns filed for protection under Chapter 11 of the bankruptcy code.

            (ii) HFS Investment in Amre, Inc.: In the fall of 1995, HFS announced that it had invested in Amre, Inc., a Dallas-based installer of vinyl siding and roofs on homes. SEC filings show that HFS acquired a 2% equity stake in the company. With the deal, Amre began to sell its products under HFS' Century 21 brand name. Between the fall of 1995 and the spring of 1996, Amre's stock price


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                                                   Case No. 98-0247-CIV-GRAHAM


      rose from $5 a share to $28.75 a share. In the fall of 1995, a new management team, including three HFS officers, was brought in to run the company. In September 1996, the company sold 1.1 million shares of stock to the public at $16 a share.

            But in October 1996, the company announced that it had lost $10.9 million in its third quarter. The company predicted a significant loss in the fourth quarter because of high marketing expenses and a low order backlog. On January 17, 1997, Amre filed for bankruptcy protection. Trading in the company's stock was suspended, with the stock being last quoted at 43.75 cents a share. HFS wrote off its investment in Amre, Inc., and took a charge of $9.5 million on amounts owed to HFS by Amre.

            (iii) Telemundo Group, Inc.: On December 24, 1986, Reliance Capital Group L.P. paid $283.5 million for 100% of the outstanding stock of John Blair & Co. which it later renamed Telemundo Group, Inc. ("Telemundo"). The purchase was financed with $226 million in junk bonds issued by Drexel Burnham Lambert, Inc.

            As of August 1987, Reliance Capital Group L.P. controlled 85% of Telemundo shares outstanding. Henry Silverman served as Telemundo's chairman from October 1986 to January 1987 and then president and CEO from February 1987 to February 1990.

            Telemundo began buying broadcasting properties owned by Reliance. At the same time, the company began an accelerated program to dispose of virtually all the other assets it had inherited from John Blair & Co. In December 1986, Telemundo began systematically dismantling the company. "As a result, what might have been a billion- dollar corporation a few years away will end up with operations producing less than a hundred million dollars." Moving and Shaking at John Blair & Co., Broadcasting, Nov. 24, 1986, at 68.

            As of June 30, 1987, Telemundo owned and operated five Spanish-language television stations, and in 1988 purchased a Spanish-language television station in Texas and television facilities in Florida. In August 1990, Telemundo acquired an 85% equity interest in station in a San Antonio, Texas.

            Apparently, Telemundo never got off the ground financially. Saddled with $189 million in debt following Reliance's purchase of the company and the purchase of the formerly Reliance-owned Spanish-language television stations in Los Angeles and New


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                                                   Case No. 98-0247-CIV-GRAHAM


      York, the company lost $26.3 million in the first six months of 1987. In addition, the company had a working capital deficit of $48.4 million.

            By March 1987, a working capital deficit forced Telemundo to ask its bankers for a waiver on debt repayments. In August 1987, Telemundo issued 2 million shares of common stock and $220 million of Drexel issued junk bonds to the public. According to an August 10, 1987 Business Week article, "Telemundo owes so much while earning so little that it's paying out more in cash for interest than it makes." Robert Barker, Steinberg May Have Trouble Making Money in Spanish, August 10, 1987, at 29. As of December 31, 1987, the company was carrying long-term debt of $240.7 million (more than three times revenues), up from $184.8 million a year previously. Telemundo's fortunes continued to decline and in 1990, Telemundo lost $11.9 million on sales of $127.8 million.

            Henry Silverman apparently left Reliance Capital Corp. in January 1990 to become a general partner at the Blackstone Group in New York City, but he remained a director of Telemundo at least through May 2, 1994.

            On January 15, 1992, Telemundo announced that it was developing a financial restructuring plan in order to reduce the company's $250 million long-term debt. From that date onwards, Telemundo ceased making interest payments on its outstanding debt, and failed to make principal payments upon their maturity. As of mid-1993, Telemundo had defaulted on all of its debt, which totaled $309 million as of December 31, 1993.

            On June 8, 1993, Telemundo's creditors filed an involuntary petition under Chapter 11 of the Bankruptcy Code against Telemundo in U.S. Bankruptcy Court in New York City. On July 30, 1993, Telemundo consented to the entry of an order for relief under Chapter 11 of the federal bankruptcy statutes in U.S. Bankruptcy Court in New York City.

            (iv) Occidental Plaza Hotel: According to a July 14, 1997 article in the Miami Daily Business Review, in 1981 a group of investors led by Henry Silverman and Adrian Werner acquired the Occidental Plaza Hotel in Miami, Florida, for $8 million. Goldome Bank for Savings ("Goldome") foreclosed on the title in 1985 after loans on the property reached $14.9 million.

            According to Dade County property records, on August 12, 1982, Adrian Werner sold the hotel to a Florida limited partnership called Dallas Parc Associates, Ltd.


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                                                   Case No. 98-0247-CIV-GRAHAM


      According to documents on file at the Florida Secretary of State's office, the officers and directors of Dallas Parc Associates, Inc. were Henry R. Silverman, Adrian B. Werner, and Peter F. Edelman.

            Property records show that Goldome foreclosed on the hotel property, which was still owned by Dallas Parc Associates, Ltd., on April 18, 1984. In June 1994, Silverman and two of his partners filed an action in New York State court against their fourth partner to contribute to the deficiency judgment that was entered against the partnership in the Florida foreclosure action brought by Goldome and the Dime Savings Bank of New York.

            g. Silverman's association with Telemundo resulted in state and federal litigation in which courts made extremely adverse findings about Silverman and the companies with which he was associated:

            (i) Telemundo Pension Plan ERISA Violations: The 1987 purchase of Blair assets resulted in a 1990 federal action commenced by the John Blair Communication, Inc. Profit Sharing Plan alleging that the Telemundo Group Profit Sharing Plan, its committee and committee members, including Silverman, breached their fiduciary duties under the Employment Retirement Income Security Act of 1974, as amended ("ERISA"), 29 U.S.C. ss. 1001 et seq. Plaintiffs claimed, inter alia that defendants failed to credit appreciation of assets between the valuation date and the dates on which the transfer of plan assets was effected in connection with the acquisition. On June 15, 1994, the United States Court of Appeals for the Second Circuit held that the defendants -- including Henry Silverman -- violated ss. 208 of ERISA and their fiduciary duties by failing to transfer gains between the valuation date and the dates of actual transfers. The Court also held that defendants -- including Henry Silverman -- violated ss. 404 of ERISA and their fiduciary duties by keeping for Telemundo's pension plan the surplus income earned during Telemundo's delay in transferring assets from an equity fund to a short term investment fund pursuant to elections of new plan members.

            (ii) Irregularities in Telemundo's Financial Statements: In 1988, John Blair Communications, Inc., the successor in interest to JHR Acquisition Corp., filed suit in New York State court, alleging that it had been defrauded by Henry


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                                                   Case No. 98-0247-CIV-GRAHAM


      Silverman, Telemundo Group, Inc., and others, including Telemundo's accountant, Touche Ross & Co., when it purchased Telemundo's television and entertainment ("TV Rep") operations.

            In its complaint, JHR alleged that prior to the sale of the TV Rep unit to JHR Acquisition, Silverman and two of his top deputies at Telemundo deliberately altered the revenue and expenses figures and made other fraudulent adjustments to the budget figures for the TV Rep unit, which inflated the unit's operating profit and cash flow figures. As a result, JHR Acquisition alleged that it spent more money to buy the unit than it was really worth.

            The defendants moved for summary judgment dismissing the action, but the trial court denied the motion as to all defendants except Touche Ross & Co. In reversing the trial court's decision and reinstating the action against Touche Ross, the Appellate Division found that "[t]he record reflects that the financial statements were indeed misleading and substantially inflated the value of [TV Rep's] divisions." John Blair Communications, Inc. v. Reliance Cap. Group, L.P., 549 N.Y.S. 2d 678, 679 (App. Div. 1st Dep't 1990)

            After almost six years of court battles, the case was settled in January 1995, with Telemundo apparently paying the plaintiffs $26 million in notes and $3.87 million in cash.

            h. Insurance regulators want assurances that management obtaining control of insurance companies can manage them. Silverman's companies have been hit with allegations of poor management:

                  "After Silverman buys a company he slashes expenses and hits the road to sign up independent operators and to entice franchisees of other chains to switch flags. Then he sits back to collect royalties of between 6% and 8.8% of room revenues. Industry watchers criticize him for running shlocky, unsafe hotels. 'Just show him a door, and he'll give you a franchise' carps one critic."


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                                                     Case No. 98-0247-CIV-GRAHAM


      Faye Rice, Why Hotel Rates Won't Take Off -- Yet, Fortune, Oct. 4, 1993, at 125.

      According to a January 16, 1995 article in USA Today, critics of Silverman have said that "[I]n the drive for bigger profits. . . [Silverman] slowly damages hotel chains' reputations by selling franchises to hotels that don't meet standards. Over time, they say, travelers will lose faith in the chains because of bad experiences with individual hotels."

            i. Various published reports refer to decreases in quality of the lodging operations as a result of Cendant's franchising strategy, and quality complaints have increased as a result of Cendant's aggressive financing campaign. In 1994, the magazine Consumer Reports rated Cendant's Howard Johnson and Ramada chains the two worst chains in the moderately priced category. Previous Consumer Reports (September 1990) had rated Ramada as the third best and Howard Johnson as the fourth best chains in this category. One franchise holder, who owns three Super 8 motels for HFS, was quoted by USA Today on January 16, 1995 as saying "Super 8 is a wonderful organization and (Silverman) is ruining it. At some point, Mr. Silverman will know when to get out and he'll leave the rest of the shareholders holding the bag." Plainly, Silverman's prior affiliation with companies that have gone into bankruptcy and allegations of poor management will be the subject of detailed investigation by state insurance regulators. No such issues exist with respect to approval of the AIG Merger by state insurance regulators.


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                                                     Case No. 98-0247-CIV-GRAHAM


            j. Cendant has limited experience in the business of insurance and clearly does not have the level and degree of experience of AIG. In one recent filing with the Texas State Insurance department, Cendant reports that it markets -- but does not underwrite -- accidental death and dismemberment and accident insurance policies. Cendant acknowledges that it "primarily engages in three business segments: membership services, travel and real estate" -- none of which is related to insurance. Indeed, Cendant has been publicly disdainful of the requirement that it be competent to run an insurance company, an attitude certain to concern insurance regulators. Walter Forbes of Cendant was reported in the February 4, 1998 Miami Herald as "refut[ing] the notion that to sell insurance you have to be in insurance":

                  "To us, its marketing. We're a direct marketer, and we're getting more customers every day. Anybody can provide insurance, but you've got to be able to sell it."

      Moreover, Cendant's recent proposed acquisition of an insurance company -- Providian Auto and Home Insurance Company ("Providian") -- does not increase Cendant's experience in the insurance business. First, Cendant has not completed the acquisition, and hence has no experience running Providian, only experience acquiring it: nobody doubts Henry Silverman's ability to acquire companies, only his ability to run them. Second, Providian and its property and casualty subsidiaries, "which predominately market personal automobile insurance through direct marketing channels"


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                                                     Case No. 98-0247-CIV-GRAHAM


      in 45 states and the District of Columbia, has a relatively narrow market presence. By contrast, AIG is a holding company which, through its subsidiaries, is primarily engaged in a broad range of insurance and insurance-related activities and financial services in the United States and abroad, including both general and life insurance operations. AIG's general insurance operations are among the largest in the United States, and its international property-casualty network and life insurance operations are the most extensive of any U.S.-based insurance holding company. State insurance regulators will have to examine Cendant's insurance experience carefully (and compare it to AIG's) before approving any merger with American Bankers.

Cendant Has Falsely Contended That It Can
Achieve Outlandish Sales Growth and "Synergies".

      31. During the January 27 Analysts Call, Silverman stated that: "We think we can add several million new policies outside the U.S. over the next few years." This statement is knowingly false because the addition of "several million new policies" in just a "few years" outside the United States is a virtually impossible task for a company that does not have an international insurance marketing network and is not in the business of general and life insurance. Silverman's statement was plainly designed to deceive shareholders into thinking that Cendant is in the insurance business and that such a massive task could be performed easily and without any problem in merely a "few years."


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                                                     Case No. 98-0247-CIV-GRAHAM


      32. During the January 27 Analysts Call, Silverman also stated that:

                  "And forward, the combination of our companies should result in considerable cost savings. While we expect to maintain ABI's operations substantially as they are today, direct marketing is a volume game. Direct mail, call center and telecommunications costs should all fall on a per-unit basis. In tele, we've already identified about $140 million of pre-tax synergies, which is about 10 cents per Cendant share. Now, please note, this is (1) without any due diligence, and (2) assumes no reduction in head count or facilities. These gains come from using our distribution system to increase ABI's product penetration in the U.S. and in international markets"

      33. Silverman's representation that $140 million in pre-tax synergies (mostly through increased revenues) would be achieved is knowingly false and misleading. As Silverman well knows, increasing American Bankers' net premium revenues necessarily increases certain expenses, such as commissions and reserves for anticipated claims by holders of new American Bankers policies. These costs alone have consistently averaged 80% of American Bankers' net premium income over the last five years. Cendant cannot simply add potential additional net premiums earned to American Bankers' existing revenues and characterize them as "synergies." Even accepting Silverman's unsupported statement that Cendant can increase American Bankers' net premiums without increasing operating expenses, a $130 million increase in net premiums earned less commissions and provisions for claims would require that American Bankers' net premiums earned increase by $650 million -- a 47% increase over 1996 net premiums earned. Silverman's claim that Cendant can achieve $140 million in synergies falsely assumes that


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                                                     Case No. 98-0247-CIV-GRAHAM


American Bankers will incur no corresponding increase in the number of claims filed against the combined entity. Silverman and Cendant's "synergy" claim is inflated and unachievable.

      34. Silverman's oral statements concerning synergies clearly constituted an "offer to sell" Cendant stock to American Bankers' stockholders--for which a registration statement should have been filed. Silverman's statements were picked up by newspapers, newswires and analysts' reports and, thus, were disseminated into the public domain. All of these reports repeated Silverman's statement concerning $140 million in pre-tax synergies expected from the Cendant Merger. An Article in the Wall Street Journal dated January 29, 1998, confirmed how Silverman's oral statements concerning synergies could influence market pricing, reporting: "one American Bankers' investor predicts the offering price could climb above $60 per share based on Cendant's calculation that it can achieve $140 million in pretax income from the operation."

Cendant Falsely Claims its Offer Has
"No Financing or Other Significant Conditions"
And Is "On Equal Footing with AIG".

      35. Silverman further stated that "[w]e have no financing or other significant conditions, and we believe we are on equal footing with AIG in all relevant ways, including timing." Silverman knew his representation was false. The insurance regulatory approval process for the AIG Merger is much further along than the approval process for the proposed Cendant Merger. As noted above, Cendant is not in the business of underwriting insurance and


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                                                     Case No. 98-0247-CIV-GRAHAM


its financial condition and history is questionable; in short, the regulatory approval process for the Cendant Merger will prove to be a far greater obstacle than Silverman chose to disclose. Moreover, contrary to Silverman's statement, the Cendant Offer is subject to a number of significant conditions, including
(i) a condition that certain provisions of the AIG Merger Agreement be terminated or declared invalid; (ii) at least 51% of American Bankers' shares must be tendered under the Cendant Offer on a fully diluted basis, (iii) antitrust approval under the Hart-Scott-Rodino Act; (iv) 2/3 approval of American Bankers' shareholders and majority approval of American Bankers' shareholders or directors of the voting rights of the shares that Cendant acquires under the Cendant Offer; (v) satisfaction of American Bankers' supermajority vote specifying that 85% of shareholders approve the deal (which condition will be satisfied if 75% of the directors approve the deal); (vi) American Bankers' shareholder rights plan does not apply to the Cendant Offer;
(vii) AIG's option to purchase 19.9% of American Bankers' stock is not exercised or is deemed to be invalid; and (viii) Cendant receives all the required insurance regulatory approvals.

Cendant Commences its Tender Offer

      36. On January 28, 1998, Season and Cendant commenced the Cendant Offer and filed a Tender Offer Statement on Schedule 14D-1. The Schedule 14D-1, which was disseminated to American Bankers' shareholders, contained a number of materially false and misleading statements and omissions and repeated several misleading statements that Silverman


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                                                     Case No. 98-0247-CIV-GRAHAM


had made during the January 27 Analysts Call. Specifically, the Schedule 14D-1 disclosed that State Insurance Codes "provide certain statutory standards for the approval of the acquisition of control of the Company [American Bankers]. The Insurance Codes, however, permit the Insurance Commissions discretion in determining whether such standards have been met." (Cendant Schedule 14D-1 at 8, annexed hereto as Exhibit C) The Schedule 14D-1 failed, however, to disclose that Cendant would find it difficult, if not impossible, to secure regulatory approval, and the reasons why such approval would be difficult.

      37. The Schedule 14D-1 also stated that Season was making an offer to purchase 51% of the "outstanding shares of American Bankers for $58.00 per common share in cash." Upon receipt of 51% of American Bankers' shares, Cendant proposed a tax-free merger pursuant to which each remaining share of American Bankers stock would be "converted into shares of Cendant common stock having a value of $58.00." (Cendant Preliminary Proxy Statement, Letter to American Bankers Shareholders, annexed hereto as Exhibit D) The Schedule 14D-1, however, states only that it is Cendant's "current intention" -- rather than binding obligation -- to offer Cendant's common stock worth $58.00. Cendant should clearly disclose exactly what stockholders will receive in the Cendant Offering.

      38. Furthermore, although Cendant brashly asserts that it can issue any amount of Cendant shares necessary to provide $58.00 in value on a given date, it has never provided American Bankers shareholders with a pro forma presentation of Cendant's earnings if it had to


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                                                     Case No. 98-0247-CIV-GRAHAM


issue such stock. It also failed to disclose the facts required to be disclosed in a registration statement under Section 5 of the 1933 Act including the risk factors affecting Cendant stock, its plan for American Bankers, pro forma financial statements and projections, and the compensation arrangements that have been permitted Henry Silverman (including disclosure of a sale by Mr. Silverman of approximately $62 million in Cendant stock on February 5, 1998). These are important and material facts that should be disclosed to American Bankers' shareholders.

      39. The Schedule 14D-1 (and subsequent proxy materials) also repeatedly claimed that American Bankers shareholders would receive $58.00 worth of cash and stock. However, the Schedule 14D-1 failed to disclose that the partial currency of the Cendant Merger -- Cendant's common stock -- is likely to be as volatile as the stock of its predecessor HFS. Thus, the Schedule 14D-1 failed to disclose that the $58.00 package of cash and securities may be worth much less in the days and weeks after the Cendant Merger closes. Indeed, on March 7, 1997, Silverman admitted during a CNN interview that "as a CEO, you have to deal with the ups and downs of people's emotional fortunes if you will, when our share prices go up and down, and our stock has been extremely volatile." Transcript from CNN Business Day, March 7, 1997. The potential volatility of Cendant stock was most graphically illustrated in 1996 when, upon Silverman's announcement that he intended to sell up to 5% of his stock, HFS' stock price fell


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                                                     Case No. 98-0247-CIV-GRAHAM


by over 6%. A December 2, 1996 Business Week article highlighted the volatility of HFS' stock:

            "Silverman's hold on his fortune is hardly rock solid. After its dizzying climb, the stock has become stunningly volatile. When Silverman disclosed on Sept. 3 that he might sell as much as 5% of his holdings each year for estate-planning purposes, the stock fell 6.1% on fears he was reducing his role. (In fact, his compensation plan lets him earn more stock than he would cash out.) And since the PHH purchase, his biggest single deal, was announced, the stock has fallen nearly 13%, closing Nov. 19 at 63 5/8."

Joseph Weber, The Real Artist of the Deal, Business Week, Dec. 2, 1996, at 114. (A copy of that article is annexed hereto as Exhibit E.) Neither the Schedule 14D-1 nor any of Cendant's public filings disclose the recent volatility of HFS stock, Silverman's recent sale of $60 million in Cendant stock or potential volatility of Cendant stock, and the serious risk that American Bankers' shareholders may not get $58.00 per share immediately after the Cendant Merger closes. These are precisely the types of risks required to be disclosed in a Registration Statement under the 1933 Act.

      40. The Schedule 14D-1 prominently disclosed that the Cendant Offer is "not conditioned upon purchaser obtaining financing." (Cendant Schedule 14D-1 at 7.) This statement is misleading because Cendant's acquisition company, Season, plans to obtain funds for the acquisition from a capital contribution from Cendant, which in turn plans to obtain such funds, in part, from available lines of credit and a new $1.5 billion 364-day Revolving Credit Facility pursuant to a commitment letter, dated January 23, 1998, among Cendant and a third


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                                                     Case No. 98-0247-CIV-GRAHAM


party lender -- Chase Manhattan Bank -- and an affiliate of Chase Manhattan. The lender's obligations under the commitment letter are subject to conditions, including a condition that Chase Manhattan has received "execution and delivery
 . . . of definitive documentation. . . satisfactory to Chase and its counsel." (Cendant Schedule 14D-1 Exhibit (b)(3) at 3.) Furthermore Chase's financing "commitment" also is subject to its judgment that no event in the financial, banking or capital markets will impair its syndication efforts. (Id.; see also Cendant Schedule 14D-1 at 24.) Plainly, the suggestion that the Cendant Offer is not conditioned on financing is misleading because Cendant's failure to satisfy the lender's conditions will result in Cendant's inability to finance the Cendant Offer.

      41. The Schedule 14D-1 further fails to disclose that a substantial portion of Cendant's business is exposed to substantial risks of a business downturn. Cendant's major lines of business -- motels, car rental, travel and real estate brokerage -- have reached historic high levels after severe slumps in the early 1990s. If economic activity slows in the United States, the travel and travel-related businesses in which Cendant depends for its cash flow will be affected disproportionally, with severe consequences for Cendant's franchise revenues. Nor does the Schedule 14D-1 disclose that Cendant's mortgage business will be adversely affected by a continued decline in interest rates. Furthermore, the Schedule 14D-1 fails to disclose that mortgage prepayments and refinancings may shorten the recovery period for deferred mortgage


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                                                     Case No. 98-0247-CIV-GRAHAM


issuance costs. Again, had Cendant filed a Registration Statement under the 1933 Act, it would have had to disclose the risks.

      42. Neither Cendant's Schedule 14D-1 (nor any subsequent public filings) disclosed key and material information about Silverman, his checkered business history, and his affiliation with entities that had declared bankruptcy just after he left. (See paragraph 30 above). Nor did Cendant's Schedule 14D-1 (or any other public filings) disclose or explain Cendant's and HFS's strategy of acquiring businesses with strong cash flows but few tangible assets and the importance of increased acquisitions of the same type in order to maintain current high earnings. Thus, the Schedule 14D-1 (and Cendant's later filed preliminary proxy materials) failed to disclose that a decrease in the number of such acquisitions would create serious downward pressure on earnings.

Cendant Commences the Solicitation of Proxies Against the AIG Merger.

      43. On January 30, 1998, Cendant filed its preliminary proxy statement ("Cendant Preliminary Proxy Statement") with the SEC. Cendant filed a subsequent preliminary proxy statement on February 10 and, on February 12, 1998 filed a definitive proxy statement that was mailed to American Bankers' shareholders. (A copy of the Definitive Proxy Statement dated February 12, 1998 ("the Proxy Statement") is annexed hereto as Exhibit F). The Proxy Statement urged American Bankers' shareholders to vote against the AIG Merger and repeated many of the misstatements and omissions previously disseminated by Cendant.


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                                                     Case No. 98-0247-CIV-GRAHAM


      44. The Proxy Statement thus stated:

            The Cendant transaction offers a significantly higher value per American Bankers common share than the Proposed AIG Merger by giving you cash and/or stock with a combined per common share value of $58.00, representing a premium of $11.00 (in excess of 23%) over the Proposed AIG Merger.

(Proxy Statement, at Letter to American Bankers Stockholders dated February 12, 1998.) This statement is false and misleading because it implies that American Bankers' shareholders are receiving a fixed value for their shares when in fact they are receiving something far more speculative -- Cendant stock. If the volatility of HFS stock is any indication, Cendant's stock will be extremely volatile on a going forward basis.

      45. The Proxy Statement also refers to the fact that the board of American Bankers agreed to pay AIG a termination fee of $66 million under certain circumstances. Although Cendant states that "the AIG Termination Fee constitutes a significant obstacle to your receiving the maximum value for your Shares" (Proxy Statement at 13), the proxy materials fail to disclose that termination fees are appropriate, customary and usual in such transactions and that the $66 million fee is eminently reasonable in the context of a $2.2 billion transaction. Indeed, in responding to the question by a securities analyst on January 27, 1998 whether the option to purchase 19.9% of American Bankers' common stock or the termination fee would "create a problem for Cendant in its acquisition of [American Bankers'] shares," Henry Silverman responded:


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                                                     Case No. 98-0247-CIV-GRAHAM


                  "No, it's just money. The contract with ABI provides that AIG is limited to the higher of the profit on their stock, if any, or $66 million as a break-up fee . . . sorry, the lower of . . . they're capped at $66 million. So really, it's just a monetary issue."

Clearly, Cendant says what suits its purpose, even if what it proposes to say to shareholders is exactly contradicted by what it tells its friends in the financial community.

      46. Cendant's Proxy Statement sent to American Bankers' shareholders charged that "[b]y entering into the AIG Lockup Option Agreement, your Board of Directors has created a further obstacle to your receiving the maximum value for your Shares and has agreed to dilute your equity in American Bankers or pay money to AIG in certain circumstances involving a competing proposal to acquire American Bankers at a price in excess of $47.00 per common share." (Proxy Statement at 13.) However, Cendant has failed to disclose that lockup options such as those at issue here have been found to be legal, valid and have become customary in mergers and acquisitions transactions and that the likelihood of a court declaring the lock up option invalid -- a condition to the Cendant Offer -- is extremely low.

      47. In addition, the Proxy Statement failed to disclose that on February 6, 1998, Cendant and Season were sued by AIG and AIGF, Inc. in the United States District Court for the Southern District of Florida for violating Section 14(a) and 14(e) of the Exchange Act in connection with the solicitation of votes from American Bankers' shareholders. American Bankers' shareholders would clearly find the fact that the entities that are soliciting their votes


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                                                     Case No. 98-0247-CIV-GRAHAM


have been sued for violating the federal securities laws in connection with that solicitation effort to be material.

      48. The Proxy Statement urged American Bankers' shareholders to vote against the AIG Merger and repeatedly touted the value of the Cendant Offer, all in violation of Section 5 of the 1933 Act and Section 14(a) of the Exchange Act. For example, there are references throughout the Proxy Statement (and its predecessor preliminary proxy statements filed on February 10 and January 30,
1998) to the purported value of Cendant's Offer, including the value of its stock, and comparisons of the value of its stock to the value of the consideration to be paid in the AIG Merger. For example, the Proxy Statement states:

            "o A VOTE AGAINST THE PROPOSED AIG MERGER ALLOWS YOU THE OPPORTUNITY TO RECEIVE GREATER VALUE FOR YOUR SHARES.

            The Cendant Offer would provide $58.00 per Common Share in cash and in the Proposed Cendant Merger each remaining Common Share would be converted into the number of shares of Cendant Common Stock having a value of $58.00 (as determined as of the time of the Proposed AIG Merger. . . ), representing a premium of $11.00 (in excess of 23%) over the per Common Share value of the Proposed AIG Merger.

            o A VOTE AGAINST THE PROPOSED AIG MERGER SENDS A STRONG MESSAGE TO AMERICAN BANKERS' BOARD OF DIRECTORS THAT YOU WANT TO PRESERVE YOUR OPPORTUNITY TO ACCEPT THE CENDANT OFFER, WHICH HAS SIGNIFICANTLY GREATER FINANCIAL VALUE THAN THE PROPOSED AIG MERGER."

(Proxy Statement at 12.)


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                                                     Case No. 98-0247-CIV-GRAHAM


      49. Cendant's violations continue and American Bankers shareholders still do not have the benefit of a registration statement setting forth critical information about Cendant, a company formed only two months ago as a result of a merger between HFS Incorporated and CUC International. Clearly, Cendant wants to avoid informing American Bankers' shareholders of the substantial risks they would face if they had to accept Cendant shares in exchange for their American Bankers shares.

      50. Cendant's Proxy Statement confirms that Cendant intends to hold and vote proxies of American Bankers' shareholders. Most states, including five out of the six states in which American Bankers' insurance subsidiaries are domiciled -- Arizona, Georgia, New York, South Carolina and Texas -- require regulatory approval before a person can acquire "control" of an insurance company; such states presume that "control" exists if a person holds proxies representing a specific percentage or more of the voting securities of any other person. See e.g., Ariz.Rev.Stat. ss. 20-481(3) (1996) ("[c]ontrol shall be presumed to exist if any person, directly or indirectly, owns, controls, holds with the power to vote or holds proxies representing ten percent or more of the voting securities of any other person.") (emphasis supplied); Ga. Code Ann. ss. 33-13-1(3) (1997) ("[c]ontrol shall be presumed to exist if any person directly or indirectly owns, controls, holds with the power to vote, or holds proxies representing 10 percent or more of the voting securities of any other person.") (emphasis supplied); N.Y. Ins. Law ss. 1501(a)(2) (McKinney 1997) ("control shall be presumed to exist if any person directly or indirectly owns,


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                                                     Case No. 98-0247-CIV-GRAHAM


controls or holds with the power to vote ten percent or more of the voting securities of any other person.") (emphasis supplied); S.C. Code Ann. ss. 38-21-10(2) (1997) ("[c]ontrol is presumed to exist if any person, directly or indirectly, owns, controls, hold with the power to vote, or holds proxies representing ten percent or more of the voting securities of any other person.")(emphasis supplied); Tex. Ins. Code Ann. ss. 21 49-1(2)(d) (1997) ("[c]ontrol shall be presumed to exist if any person, directly or indirectly, or with members of the person's immediate family, owns, controls, or holds with the power to vote, or if any person other than a corporate officer or director of a person holds proxies representing, 10 percent or more of the voting securities or authority of any other person.") (emphasis supplied).

      51. Neither Cendant's Schedule 14D-1 nor the Proxy Statement disclose that Cendant cannot acquire or vote proxies representing 10% or more of American Bankers voting securities without prior regulatory approval in five of the six states in which American Bankers' insurance subsidiaries are domiciled. Cendant knows it cannot hold or vote proxies representing 10% or more of the votes of American Bankers shareholders without prior regulatory approval -- let alone vote those shares -- but has failed to disclose that fact because it knows that if it told the truth American Bankers' shareholders would not grant proxies to Cendant.

      52. Cendant is misleading American Bankers' by creating the false and misleading impression that Cendant can hold and vote proxies without regulatory approval. Unless Cendant halts its current proxy solicitation effort and makes immediate corrective disclosure, Cendant


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                                                     Case No. 98-0247-CIV-GRAHAM


will continue to deceive American Bankers' shareholders into giving their proxies to Cendant under the mistaken impression that Cendant can actually hold and vote those proxies on March 4 and March 6, 1998 when, in fact, Cendant is absolutely prohibited from doing so under state law unless it has regulatory approval--which it does not. These shareholders will be disenfranchised in exactly the manner that suits Cendant: their failure to vote will count as a vote against the merger of AIG and American Bankers because approval of the AIG Merger requires affirmative votes from a majority of the outstanding common and preferred shares of American Bankers, not just a majority of shares that vote. This Court cannot allow Cendant to intentionally deceive and mislead American Bankers' shareholders in this fashion.

                                    COUNT ONE

                       (Section 14(a) of the Exchange Act)

      53. AIG and AIGF repeat and reallege paragraphs 1 through 52 as if set forth herein.

      54. Section 14(a) of the Exchange Act provides that it is unlawful to use the mails or any means or instrumentality of interstate commerce to solicit proxies in contravention of any rule promulgated by the SEC. 15 U.S.C. ss.78n(a).

      55. Rule 14a-9 provides in pertinent part:

            "No solicitation subject to this regulation shall be made by means of any . . . communication, written or oral, containing any statement which, at the time, and in light of the circumstances under which it is made, is false and misleading with respect to any material fact, or which omits to state any material fact necessary in order to make the statements therein not false or misleading...."


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                                                     Case No. 98-0247-CIV-GRAHAM


            17 C.F.R. ss.240.14a-9.

      56. Each of the false and misleading statements by Cendant, Season and Silverman detailed above is a statement made under circumstances reasonably calculated to result in the procurement of proxies or votes from American Bankers shareholders. As such, those statements are subject to the strictures of
Section 14(a) and Rule 14a-9.

      57. Each of the false and misleading statements detailed above were and are material to the decisions of American Bankers' shareholders concerning whether to vote for or against the AIG Merger, since such false and misleading statements are intended to suggest, and do suggest, that the AIG Merger is not a viable or realistic transaction and is not in the best interest of American Bankers' shareholders and that if American Bankers' shareholders vote to tender their shares into the Cendant Offer, they will be voting for a superior transaction. Furthermore Cendant's statements are materially false and misleading because Cendant has purposefully failed to tell shareholders it cannot hold or vote proxies that, together with the 0.79% of American Bankers common shares that it already owns, represent more than 10% of American Bankers' voting securities without violating state insurance laws.

      58. Cendant and Seasons made each of the false and misleading statements detailed above intentionally and with knowledge of their falsity and misleading nature for the purpose of inducing American Bankers' shareholders to vote against the AIG Merger and tender their shares into the Cendant Offer.


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                                                     Case No. 98-0247-CIV-GRAHAM


      59. Cendant and Season's false and misleading statements described above are essential links in defendants' efforts to consummate a combination of Cendant with American Bankers at whatever cost to American Bankers' shareholders and have injured -- and are continuing to injure -- AIG, AIGF and American Bankers' other shareholders.

      60. AIG and AIGF have no adequate remedy at law.

                                    COUNT TWO

                       (Section 14(e) of the Exchange Act)

      61. AIG and AIGF repeat and reallege paragraphs 1 through 52 as if set forth herein.

      62. Section 14(e) of the Exchange Act provides that:

            It shall be unlawful for any person to make any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made, in the light of the circumstances under which they are made, not misleading, or to engage in any fraudulent, deceptive, or manipulative acts or practices, in connection with any tender offer or request or invitation for tenders, or any solicitation of security holders in opposition to or in favor of any such offer, request, or invitation.

15 U.S.C. ss. 78n(e).

      63. Each of the false and misleading statements and omissions by Cendant, Season and Silverman detailed above are statements made under circumstances reasonably calculated to result in the tender of American Bankers shares from American Bankers shareholders into the Cendant Offer. As such, those statements are subject to the strictures of Section 14(e).


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                                                     Case No. 98-0247-CIV-GRAHAM


      64. Each of the false and misleading statements detailed above was and is material to the decisions of American Bankers' shareholders concerning whether to vote for or against the AIG Merger and to tender their shares into the Cendant Offer, since such false and misleading statements are intended to suggest, and do suggest, that the AIG Merger is not a viable or realistic transaction and is not in the best interest of American Bankers' shareholders and that if American Bankers' shareholders vote against the AIG Merger and tender their shares into the Cendant Offer, they will be voting for a superior transaction. Furthermore Cendant's statements are materially false and misleading because Cendant has purposefully failed to tell shareholders it cannot hold or vote proxies that, together with the 0.79% of American Bankers common shares that it already owns, represent more than 10% of American Bankers' voting securities without violating state insurance laws.

      65. Cendant and Seasons made each of the false and misleading statements detailed above intentionally and with knowledge of their falsity and misleading nature for the purpose of inducing American Bankers' shareholders to vote against the AIG Merger and tender their shares into the Cendant Offer.

      66. Cendant and Season's false and misleading statements described above are essential links in defendants' efforts to consummate a combination of Cendant with American Bankers at whatever cost to American Bankers' shareholders and have injured -- and are continuing to injure -- AIG, AIGF and American Bankers' other shareholders.


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                                                     Case No. 98-0247-CIV-GRAHAM


            67. AIG and AIGF have no adequate remedy at law.

                                   COUNT THREE

(Section 14(a) of the Exchange Act based upon violation of Section 5 of the 1933 Act)

      68. AIG and AIGF repeat and reallege paragraphs 1 through 52 as if set forth herein.

      69. Section 5 of the Securities Act of 1933 provides that --

            "a. Unless a registration statement is in effect as to a security, it shall be unlawful for any person, directly or indirectly:

                  (1) to make use of any means or instruments of transportation or communication in interstate commerce or of the mails to sell such security through the use or medium of any prospectus or otherwise; or

                  (2) to carry or cause to be carried through the mails or in interstate commerce, by any means or instruments of transportation, any such security for the purpose of sale or for delivery after sale.

                                   .    .    .

            c. It shall be unlawful for any person, directly or indirectly, to make use of any means or instruments of transportation or communication in interstate commerce or of the mails to offer to sell or offer to buy through the use or medium of any prospectus or otherwise any security, unless a registration statement has been filed as to such security, or while the registration statement is the subject of a refusal order or stop order or (prior to the effective date of the registration statement) any public proceeding or examination under Section [8]."

15 U.S.C. ss.ss. 77e(a) and (c).

      70. On November 7, 1997, the Division of Corporation Finance of the Securities and Exchange Commission ("SEC") issued a release entitled "Current Issues and Rulemaking


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                                                     Case No. 98-0247-CIV-GRAHAM


Projects" addressing the very circumstances presented here. See SEC Release (Nov. 7, 1997) the ("SEC Release"). The SEC release unambiguously stated (with emphasis added):

            In some cases involving a negotiated "friendly" merger or other business combination between a registrant and another entity (or person) that has been submitted to a shareholder vote, a third party may wish to present a competing proposal that would involve acceptance of the third party's securities as consideration (e.g., through an exchange offer or merger). Before commencing its own, competing transaction, however, the third party may wish to solicit in opposition to the "friendly" transaction then pending before the target company's shareholders. In such a case, the third party should remain mindful that, depending on the facts and circumstances, communications regarding its "competing" bid may be deemed an "offer to sell" the third party's securities that triggers the application of the registration requirements of the Securities Act, particularly where such communications refer to the price and/or other material terms of the potential competing transaction.

                  . . . .

                  In cases where the third party's solicitations trigger
            compliance with the registration and prospectus delivery provisions of the Securities Act, the third party should file promptly its registration statement to cover the securities offering to target shareholders.

      71. Since January 27, 1998, Cendant and Silverman have made a number of statements concerning the AIG Merger and the alleged superiority of the Cendant Offer over the AIG Merger. Such statements included statements in press releases, statements by Silverman made to analysts on January 27, the Preliminary Proxy Statement filed with the SEC on January 30, 1998 and the Proxy Statement disseminated to American Bankers' shareholders on February 12, 1998. Such statements were not merely limited to factual information about


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                                                     Case No. 98-0247-CIV-GRAHAM


Cendant and a brief description of the Cendant Offer and Cendant Merger, but went much further and advocated the alleged superiority of the price being offered by Cendant and other material terms of the proposed transaction.

      72. Silverman's oral statements during the January 27, 1998 analysts' conference call concerning the alleged superiority of the Cendant Offer and the expected synergies of $140 million were among the most egregious examples of "offers to sell" Cendant stock without filing a registration statement in violation of Section 5 of the 1933 Act. These oral statements clearly infected the marketplace because they were picked up by national and international newspapers and analysts. The fact that Cendant has chosen to make selective disclosure of this kind of information which is only relevant to someone who holds, or will hold, common stock of Cendant, without having to file a registration statement strikes at the heart of the registration process.

      73. Cendant and Silverman's statements regarding the alleged superiority of the Cendant Offer and their urging of American Bankers shareholders to vote against the AIG Merger constituted an "offer to sell" the Cendant securities that would be issued in connection with the Cendant Merger. However, Cendant has failed to file a registration statement or to deliver a prospectus to American Bankers' shareholders, with respect to those securities. Accordingly, Cendant and Silverman have violated both Section 5 of the 1933 Act and Section 14(a) of the Exchange Act.


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                                                     Case No. 98-0247-CIV-GRAHAM


      74. AIG and American Bankers' shareholders have been injured by Cendant's and Silverman's repeated and continued violations of Section 5 of the 1933 Act and resultant violation of Section 14(a) of the Exchange Act.

      75. AIG and American Bankers' shareholders have no adequate remedy at law and the Court should issue an order halting any reference by Cendant or Season to the Cendant Offer or Cendant Merger until Cendant files a registration statement and delivers a prospectus to American Bankers' shareholders.

      WHEREFORE, plaintiffs respectfully request that this Court enter judgment as follows:

            Declaring that Cendant and Season have violated Sections 14(a) and 14(e) of the Exchange Act and Rule 14a-9 promulgated thereunder and requiring that each of them make prompt corrective disclosures;

            Enjoining Cendant and Season, and their agents and employees, preliminarily and permanently, from further violating Sections 14(a) and 14(e) of the Exchange Act and Rule 14a-9;

            Declaring that Cendant, Season, and their agents and employees have violated Section 14(a) of the Exchange Act through violating Section 5 of the 1933 Act by offering to sell securities without filing a registration statement;

            Enjoining defendants (or any of their agents or employees) from holding or voting any proxies from American Bankers' shareholders to the extent such proxies exceed 10%


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                                                     Case No. 98-0247-CIV-GRAHAM


      of American Bankers' common shares, without first obtaining approval from the insurance departments of Arizona, Georgia, New York, South Carolina and Texas; (ii) requiring defendants (or any of their agents or employees) to return any proxies they have received or receive from American Bankers' shareholders prior to making any corrective disclosures required by the Court; (iii) requiring defendants (or any of their agents or employees) to make corrective disclosure about their ability to hold or vote proxies without obtaining regulatory approval; and (iv) enjoining defendants (or any of their agents or employees) from making any statement regarding their proposal to purchase shares of American Bankers or the proposed merger between AIG and American Bankers, or from soliciting any proxies, until they file a Registration Statement pursuant to Section 5 of the Securities Act of 1933, and deliver a prospectus to American Bankers' shareholders;

            Awarding AIG and AIGF the costs and disbursements of this action together with reasonable attorneys' fees; and


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

                                                     Case No. 98-0247-CIV-GRAHAM


            Awarding AIG and AIGF such other and further relief as the Court may deem just and proper.

Dated: February 16, 1998

                                        STEEL HECTOR & DAVIS LLP
                                        200 South Biscayne Boulevard, Suite 4000
                                        Miami, Florida 33131-2398
Of Counsel:                             (305) 557-2957 Telephone
                                        (305) 577-7001 Facsimile

Richard H. Klapper
Tariq Mundiya
Stephanie G. Wheeler                    By:
SULLIVAN & CROMWELL                         ---------------------------
125 Broad Street                            Lewis F. Murphy, P.A.
New York, New York 10004                    Florida Bar No. 308455
(212) 558-4000
(212) 558-3588 Facsimile                Attorneys for Defendants
                                        American International Group, Inc.
                                        and AIGF, Inc.


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

                                                     Case No. 98-0247-CIV-GRAHAM


                             CERTIFICATE OF SERVICE

      I HEREBY CERTIFY that a true and correct copy of the foregoing document was served on the 16th day of February 1998 on the following persons in the manner specified below:

      BY FAX and FEDERAL EXPRESS

      Robert T. Wright
      Shutts & Bowen LLP
      1500 Miami Center
      201 South Biscayne Boulevard
      Miami, Florida 33131

      BY HAND

      Jonathan J. Lerner
      Samuel Kadet
      Seth M. Schwartz
      Skadden, Arps, Slate
      Meagher & Flom LLP
      919 Third Avenue
      New York, New York 10022


                                                --------------------------

                          UNITED STATES DISTRICT COURT
                          SOUTHERN DISTRICT OF FLORIDA
                                 MIAMI DIVISION



AMERICAN INTERNATIONAL GROUP, INC.;                 Case No. 98-0247 CIV-GRAHAM
AND AIGF, INC.,                                     Magistrate Judge Dube


                                    Plaintiffs,

                  v.

CENDANT CORPORATION; and
SEASON ACQUISITION CORP.,

                                    Defendants.


----------------------------------------------------

                   PLAINTIFFS' MOTION FOR EXPEDITED DISCOVERY
                        AND SUPPORTING MEMORANDUM OF LAW

                  Plaintiffs, American International Group, Inc. ("AIG") and AIGF, Inc. ("AIGF"), hereby move this Court, pursuant to Rules 30 and 34 of the Federal Rules of Civil Procedure and Rule 26.1 of the Local Rules of this Court, for an order: (i) granting limited relief from the automatic stay of discovery under the Private Securities Litigation Reform Act of 1995 to permit narrowly focused discovery relevant to AIG and AIGF's motion for a preliminary injunction filed with this motion; (ii) granting expedited discovery on these limited issues; and (iii) directing defendants to produce the documents requested in Plaintiffs' Request for Production of Documents, attached hereto as Exhibit A, by 5:00 p.m. on February 20, 1998 and presenting a witness or witnesses pursuant to Rule 30(b)(6), Fed. R. Civ. P. on or before February 23, 1998. Accompanying this motion

                                                     Case No. 98-0247-CIV-GRAHAM



is a motion for a preliminary injunction seeking an order that Cendant Corporation and Season Acquisition Corp. (collectively, "Cendant") immediately
(i) make corrective disclosures with respect to certain false and misleading statements that violate the federal securities laws, and (ii) stop soliciting proxies from American Bankers' shareholders in connection with the upcoming shareholder vote on the proposed merger between American Bankers and AIG currently scheduled for March 4, 1998 and March 6, 1998. Plaintiffs require expedited discovery on limited issues sufficiently in advance of plaintiffs' hearing for a preliminary injunction.

         1. On December 21, 1997, AIG, AIGF and American Bankers Insurance Group, Inc. ("American Bankers"), a Florida corporation, entered into a merger agreement (the "AIG Merger Agreement") which provides that American Bankers will be merged with AIGF, a wholly-owned subsidiary of AIG (the "AIG Merger"). The AIG Merger is scheduled to be put to a vote of American Bankers' common shareholders on March 6, 1998 and preferred shareholders on March 4, 1998 -- JUST TWO WEEKS FROM NOW.

         2. However, since January 27, 1998, American Bankers' shareholders have been bombarded by a slew of false and misleading statements disseminated by Cendant, which has commenced a hostile tender offer (the "Cendant Offer") to purchase up to 51% of the outstanding shares of American Bankers for $58.00 per share. The purpose of the Cendant Offer and the proposed second step merger with American Bankers (the "Cendant

                                                     Case No. 98-0247-CIV-GRAHAM



Merger") is to enable Cendant to acquire control of, and ultimately the entire equity interest in, American Bankers.

This Action

         3. Because Cendant and Season continue -- on a daily basis -- to mislead American Bankers' shareholders, on February 5, 1998, AIG commenced this action, which asserts claims under Sections 14(a) and 14(e) of the Securities Exchange Act of 1934 ("Exchange Act") and the rules promulgated thereunder. On February 16, 1998, AIG served an Amended Complaint for Declaratory and Injunctive Relief.

The False and Misleading Statements that Form the
Basis for Plaintiffs' Motion for a Preliminary Injunction


         4. Plaintiffs' motion for a preliminary injunction seeks relief based on (i) Cendant's violation of Section 14(a) of the Exchange Act and SEC Rule 14a-9 promulgated thereunder by failing to disclose to American Bankers' shareholders the fact that Cendant cannot hold or vote proxies representing 10% or more of the voting securities of American Bankers without regulatory approval, which it does not have (Amended Complaint, paragraph 57.); and (ii) Cendant's violation of Section 14(a) of the Exchange Act by soliciting proxies from American Bankers' shareholders based on the alleged superiority of its offer to exchange Cendant shares for American Bankers' shares, without first filing a registration statement in accordance with Section 5(c) of the Securities Act of 1933 ("1933 Act") Act and delivering a prospectus containing such a registration statement to

                                                     Case No. 98-0247-CIV-GRAHAM



American Bankers' shareholders.  (Amended Complaint, paragraph 73.)

         5. On February 12, 1998, Cendant began seeking proxies from American Bankers' shareholders in connection with the upcoming shareholder vote scheduled for March 4 and March 6, 1998. Cendant failed to disclose in its definitive proxy statement (the "Proxy Statement") that its solicitation of proxies from American Bankers' shareholders will violate state insurance laws if Cendant holds proxies for shares that, together with the 0.79% of American Bankers' common shares that Cendant already owns, exceeds 10% of American Bankers' outstanding common shares. (Amended Complaint, paragraph 4.) Specifically, Cendant has failed to disclose to American Bankers' shareholders and the marketplace that, under the laws of five of the six states in which American Bankers' U.S. insurance subsidiaries are domiciled, Cendant cannot hold (let alone vote) proxies representing more than ten percent of American Bankers' voting securities because state law presumes that holding such shares constitutes "control" of an insurer requiring prior regulatory approval. (Amended Complaint, paragraph 4.) By soliciting proxies from all shareholders of American Bankers when at most it can hold proxies for 9.2% of American Bankers shares without first obtaining regulatory approval, and by failing to disclose that fact, Cendant has sought to convince American Bankers' shareholders to give up their votes. (Amended Complaint, paragraph 5.) Cendant knows that the effect of a failure to vote is the same as a "no" vote on the AIG Merger because approval of the AIG Merger requires a "yes" vote from a majority of all the outstanding shares of American Bankers common

                           Case No. 98-0247-CIV-GRAHAM



 stock, not just a majority of those who vote.

         6. Neither Cendant's Schedule 14D-1, its proxy solicitation materials or other communications to American Bankers' shareholders disclose these vitally important and material facts. (Amended Complaint, paragraph 5.) Nor does Cendant disclose that if it violates such state insurance statutes, it may be subject to enforcement proceedings, criminal sanctions and rejection of its application to control American Bankers. An injunction requiring prompt corrective disclosure and an order halting Cendant from soliciting further proxies -- and promptly returning any proxies it has received -- is the only reasonable and proper means of ensuring that American Bankers' shareholders are not deceived into giving their proxies to Cendant (which cannot hold or vote them) and that the objective of the securities laws -- to promote fair corporate suffrage -- is achieved.

         7. Cendant's false and misleading statements are not its only violations of federal law. For more than two weeks, Cendant and its advisors have been touting the Cendant Merger -- and the Cendant stock that will be issued in connection with it -- while intentionally failing to file a registration statement with respect to the Cendant stock. Section 5 of the 1933 Act, prohibits any person from selling or offering to sell securities without first filing a registration statement. 15 U.S.C. Section 77e(c). Such blatant violations of the 1933 Act, which also subverts the proxy solicitation process, should not go unremedied. In its motion for a preliminary injunction, AIG seeks an order halting Cendant and its advisors from continuing to violate Section 5 of the 1933 Act, and

                                                     Case No. 98-0247-CIV-GRAHAM



stopping Cendant from sending American Bankers shareholders requests for shareholder proxies and offers to purchase Cendant common stock -- securities as to which no registration statement has been filed under the federal securities laws -- without the critical financial and other information required by the 1933 Act in connection with a public offer of stock and by the Exchange Act for the solicitation of proxies.

         8. AIG's motion for a preliminary injunction seeks the following relief designed to ensure that American Bankers' shareholders are not misled or deceived by Cendant in the critical days leading up to the vote on the AIG
Merger: an order (i) enjoining defendants from holding or voting any proxies from American Bankers' shareholders to the extent such proxies exceed 10% of American Bankers' common shares, without first obtaining approval from the insurance departments of Arizona, Georgia, New York, South Carolina and Texas;
(ii) requiring defendants to return any proxies they have received or receive from American Bankers' shareholders prior to making any corrective disclosures required by the Court; (iii) requiring defendants to make corrective disclosure about their ability to hold or vote proxies without obtaining regulatory approval; and (iv) enjoining defendants from making any statement regarding their proposal to purchase shares of American Bankers or the proposed merger between AIG and American Bankers, or from soliciting any proxies, until they file a Registration Statement pursuant to Section 5 of the Securities Act of 1933, and deliver a prospectus to American Bankers' shareholders. This

                                                     Case No. 98-0247-CIV-GRAHAM



relief is essential to achieve the principal objective of the proxy rules -- the promotion of fair corporate suffrage and the solicitation of proxies on a fair and informed basis.

         9. Discovery on the normal time frame will not be meaningful. American Bankers common shareholders are scheduled to vote on the AIG Merger on March 6, 1998; preferred stockholders are scheduled to vote on March 4, 1998. Thus, expedited production of documents in response to limited and narrowly focused requests is necessary prior to a preliminary injunction hearing so that plaintiffs AIG and AIGF, Inc. will have an opportunity to present its motion for a preliminary injunction on a full and proper record.(1)

         10. At this stage, plaintiffs are seeking production of a limited number of documents in response to three requests, and one deposition pursuant to Fed. R. Civ. P. 30(b)(6) on the same three subjects.(2) Plaintiffs also seek leave to serve non-party


--------

(1) On January 27, 1998 defendants Cendant and Season filed an action (the "Related Action") against American Bankers, members of American Bankers' board of directors, AIG and AIGF, Inc. Cendant Corp. and Season Acquisition Corp. et al. v. American Bankers Insurance Group, et al., Case No. 98-0159 Civ-Moore (S.D. Fla.) On February 2, 1998, Cendant and Season filed an amended complaint alleging that the defendants had violated the federal securities laws and had breached their fiduciary duties (or, in the case of AIG and AIGF, had conspired with the American Bankers defendants to breach their fiduciary duties). Document discovery in the Related Action from AIG, AIGF and American Bankers had proceeded on an expedited schedule in accordance with agreement of the parties. On February 3 and 9, 1998, however, all defendants in the Related Action filed motions to dismiss the federal securities law claims and, thus, discovery has been automatically stayed pursuant to the Private Securities Litigation Reform Act of 1995.

(2) A copy of the Plaintiffs' First Request for Production of Documents and Notice of
                                                                  (continued...)

                                                     Case No. 98-0247-CIV-GRAHAM



subpoenas pursuant to Fed. R. Civ. P. 45 on Cendant's investment bankers -- Merrill Lynch & Co. and Lehman Brothers -- seeking document and deposition discovery on the same limited subject matters.3/ Plaintiffs believe that the two limited issues to be heard at the preliminary injunction hearing do not warrant broad discovery; indeed, as set forth in plaintiffs' emergency motion for a hearing on their motion for preliminary injunction, in light of the predominance of legal issues, any hearing on plaintiffs' motion should not last more than two or three hours.

                                MEMORANDUM OF LAW

                  The Federal Rules of Civil Procedure and Local Rules of this Court provide broad discretion for the expedition of discovery. See Fed. R. Civ.
P. 26, 30, 33, 34; S.D. Fla. L.R. 26.1F. Expedited discovery is warranted whenever discovery in the normal course would likely prejudice the moving party. See, e.g., Fimab-Finanziara Maglificio Biellese Fratelli Fila S.p.A. v. Kitchen, 548 F. Supp. 248, 250 (S.D. Fla. 1982) ("Expedited discovery should be granted when some unusual circumstances or conditions exist that would likely prejudice the party if he were required to wait the normal time.") (citations omitted).

--------
2/(...continued)
  Deposition is annexed hereto as Exhibit A.

3/ Copies of the proposed subpoenas to Merrill Lynch and Lehman Brothers are attached as Exhibit B.

                                                     Case No. 98-0247-CIV-GRAHAM



                  Federal courts have consistently recognized the need for expedited discovery in cases where preliminary injunctive relief is sought and the circumstances involve a contest for corporate control. See, e.g., City Partnership Co. v. Atlantic Acquisition Ltd. Partnership, 100 F.3d 1041, 1043 (1st Cir. 1996); Gray v. Zonderavian, 712 F. Supp. 1275, 1277 (W.D. Mich. 1988);
Moravek v. FNB Bancorp, Inc., No. 86 C 4571, 1986 WL 7958, at *4 (N.D. Ill. July 9, 1986) ("Given the short period during which the current tender offer will be open, plaintiffs have demonstrated a need for expedited hearing on their motion and, consequently, expedited discovery prior to that hearing.") (A copy of that decision is attached hereto as Exhibit C.); Empire of Carolina, Inc. v. Mackle, 108 F.R.D. 319, 320 (S.D. Fla. 1985); Joseph E. Seagram & Sons, Inc. v. Conoco, Inc., 519 F. Supp. 506, 509 (D. Del. 1981).

                  The appropriate time for judicial intervention in contests for corporate control is at the preliminary injunction stage because this "'is the time when relief can best be given.'" Piper v. Chris-Craft Indus., Inc., 430 U.S. 1, 41-42 (1977) (citations omitted). Absent injunctive relief, Cendant's and Season's dissemination of false and misleading statements will deceive American Bankers' shareholders into giving proxies to Cendant under the mistaken impression that Cendant can actually hold and vote proxies for 10% or more of American Bankers' shares on March 4 and March 6, 1998 when, in fact, Cendant is absolutely prohibited from doing so under state law without regulatory approval. Moreover, American Bankers' shareholders are daily being denied the critical financial

                                                     Case No. 98-0247-CIV-GRAHAM



information and other information required by the 1933 Act in connection with a public offer of stock and will be voting without having such material information in their possession. Absent injunctive relief -- and prompt corrective disclosure thereafter -- American Bankers' shareholders (and plaintiffs) will be irreparably injured. Chambers v. Briggs & Stratton Corp., 863 F. Supp. 900, 905 (E.D. Wis. 1994) (granting preliminary injunction and ordering corrective disclosure prior to shareholder vote where vote would have been taken pursuant to "potentially misleading information"); Lewis v. General Employment Enterprises, Inc., 1991 WL 11383 at *3 (N.D. Ill. 1991) (enjoining shareholder vote, observing that "the Court understandably cannot permit the shareholder vote to go forward based upon potentially false and misleading information") (A copy of that decision is attached hereto as Exhibit D.).

                  Under the circumstances, immediate discovery is necessary to enable plaintiffs to move on a fully developed evidentiary record for appropriate injunctive relief as quickly as possible. Moravek, 1986 WL 7958, at *4 (merits of preliminary injunction motion "must be determined by the record established through discovery and the preliminary injunction hearing"); see also Edudata Corp. v. Scientific Computers, Inc., 599 F. Supp. 1084, 1088 (D. Minn.) (granting expedited discovery for "[f]urther development of the record before the preliminary injunction hearing"), aff'd in part, dismissed in part, 746 F.2d 429 (8th Cir. 1984).

                                                     Case No. 98-0247-CIV-GRAHAM



                  The document and deposition discovery on the issues to be tried at the preliminary injunction hearing is extremely limited and will work little, if any, hardship on defendants. The category of documents are limited to the following subject matters: (i) the propriety of Cendant's soliciting, holding and voting proxies without insurance regulatory approval, and (ii) the requirement that Cendant file a registration statement under Section 5 of the Securities Act of 1933. Depositions pursuant to Rule 30(b)(6) will also be confined to these specific discrete subject matters.

                  Expedited proceedings will work no hardship or prejudice upon Cendant. Indeed, prior to the automatic stay of discovery in the Related Action, defendants had already agreed to produce documents on an expedited schedule; the limited requests made here call for far fewer documents. The principal purpose of the time interval traditionally provided by the Federal Rules of Civil Procedure between the commencement of an action and the commencement of discovery is to provide defendants with sufficient time within which to procure counsel and acquaint themselves with the facts of the case. See 4A J. Moore, Federal Practice, 30.01[17], at 30-23 (2d ed. 1984). In this case, however, Cendant is already represented by experienced counsel in the Related Action and the corporate transactions at issue in this case. Clearly, expedited discovery will work no prejudice and is entirely fair and appropriate.

                  Relief should also be granted from the automatic stay provisions of the Private Securities Litigation Reform Act of 1995, 15 U.S.C.
Section 78u-4(b)(3)(B). Cendant triggered

                                                     Case No. 98-0247-CIV-GRAHAM



the stay by moving to dismiss the original complaint in this action on Friday, February 13, 1998 -- one day after they filed their Proxy Statement. Even a cursory review of the motion to dismiss shows that it is baseless; indeed, much of the motion consists of factual assertions apparently intended to impugn AIG rather than explain why AIG has no claim against Cendant. The legal arguments made in the motion are equally without merit: (i) in this Circuit, as elsewhere, AIG properly brought its claims in an independent action rather than as a counterclaim in the Related Action because Cendant's claims in the related action do not state a claim on which relief can be granted, see Lawhorn v. Atlantic Refining Co., 299 F.2d 353, 356-57 (5th Cir. 1962); Nat'l Union Fire Ins. Co. v. Jett, 118 F.R.D. 336, 337-38 (S.D.N.Y. 1988); (ii) Cendant's
argument that AIG's claims are moot because Cendant filed the complaint in this action with the SEC has no support, especially since Cendant has omitted any description of the claims made here in the Proxy Statement that it circulated to American Bankers shareholders on February 12, 1998; and (iii) although Cendant is right that AIG has no standing to bring a claim under Section 5 of the 1933 Act, AIG does not sue under Section 5, but rather under Section 14(a) of the Exchange Act based on Cendant's failure to disclose to American Bankers' shareholders the information required to be included in a registration statement.

         Even if Cendant's motion raised legitimate issues, this Court could grant relief from the stay "where particularized discovery is necessary ... to prevent undue prejudice" to AIG. See 15 U.S.C. Section 78u-4(b)(3)(B); Medical Imaging Centers of America, Inc. v.

                                                     Case No. 98-0247-CIV-GRAHAM



Lichtenstein, 917 F.Supp. 717, 720 (S.D. Cal. 1996). AIG's request for discovery is particularized and limited to narrow issues relevant to the preliminary injunction motion, such as whether Cendant has communicated with state regulators concerning the 10% limit on proxies, whether Cendant has drafted a registration statement that it has refused to file (or cannot file), or communicated with the SEC on these issues. Unlike Medical Images, where the Court held that the Plaintiff "would have an adequate opportunity, following a favorable resolution of a motion to dismiss, to undertake adequate discovery if it were warranted, prior to the preliminary injunction hearing or the special shareholders meeting," 917 F.Supp. at 721 n.3, AIG will have no such opportunity here. Instead, as in In re Websecure Securities Litig., 1997 U.S. Dist. Lexis 19600 (D. Mass. Nov. 26, 1997), here limited discovery "is an important factor in determining whether, or when, injunctive relief might be appropriate," and hence relief should be granted from the automatic stay. (A copy of that decision is attached hereto as Exhibit E.)

         Time is of the essence here, as the shareholder vote approaches. AIG is otherwise entitled to the expedited discovery requested here, and would suffer undue prejudice if denied that limited discovery until after a hearing on its preliminary injunction motion. AIG respectfully requests that this Court grant relief from the automatic stay to permit a full, fair and timely hearing on AIG's motion for a preliminary injunction.

                                                     Case No. 98-0247-CIV-GRAHAM



                  WHEREFORE, AIG and AIGF move this Court for an order granting expedited discovery and granting relief from the automatic stay of discovery under the Private Securities Litigation Reform Act of 1995.


Dated: February 16, 1998


                                       Respectfully submitted,

                                       STEEL HECTOR & DAVIS LLP
                                       200 South Biscayne Boulevard, Suite 4000
                                       Miami, Florida 33131-2398
                                       (305) 557-2957 Telephone
                                       (305) 577-7001 Facsimile

Of Counsel:

Richard H. Klapper                     By: ____________________________________
Tariq Mundiya                                Lewis F. Murphy, P.A.
Stephanie G. Wheeler                   Florida Bar No. 308455
SULLIVAN & CROMWELL
125 Broad Street                       Attorneys for Defendants
(212) 558-4000                         American International Group, Inc.
(212) 558-3588 Facsimile               and AIGF, Inc.

                                                     Case No. 98-0247-CIV-GRAHAM


                             CERTIFICATE OF SERVICE

         I HEREBY CERTIFY that a true and correct copy of the foregoing Plaintiffs' Motion for Expedited Discovery and Supporting Memorandum of Law was served on the 16th day of February 1998 via hand on the following:

         Robert T. Wright
         Shutts & Bowen LLP
         1500 Miami Center
         201 South Biscayne Boulevard
         Miami, Florida 33131

         Jonathan J. Lerner
         Samuel Kadet
         Seth M. Schwartz
         Skadden, Arps, Slate
         Meagher & Flom LLP
         919 Third Avenue
         New York, New York 10022



                                              --------------------------

                          UNITED STATES DISTRICT COURT
                          SOUTHERN DISTRICT OF FLORIDA
                                 MIAMI DIVISION


AMERICAN INTERNATIONAL GROUP, INC.;                 Case No. 98-0247 Civ-GRAHAM
AND AIGF, INC.,                                     Magistrate Judge Dube

                                    Plaintiffs,

                  v.

CENDANT CORPORATION; and
SEASON ACQUISITION CORP.,

                                    Defendants.

--------------------------------/


                      FIRST DOCUMENT REQUEST OF PLAINTIFFS
                AMERICAN INTERNATIONAL GROUP, INC. AND AIGF, INC.

         Pursuant to Rule 34 of the Federal Rules of Civil Procedure ("FRCP") and Rule 26.1.G of the Local Rules of the United States District Court for the Southern District of Florida ("Local Rules"), plaintiffs American International Group, Inc. and AIGF, Inc. (collectively, "AIG") hereby request, by and through their undersigned attorneys, that defendants Cendant Corporation and Season Acquisition Corp. produce for inspection and copying on or before February 20, 1998 at the offices of Sullivan & Cromwell, 125 Broad Street, New York, NY 10004 the documents requested in this Document Request in accordance with the definitions and instructions set out herein.

                                                     Case No. 98-0247 Civ-GRAHAM



                            DOCUMENTS TO BE PRODUCED
         All documents reflecting, evidencing, constituting, supporting, referring or relating in any way, directly or indirectly, to:

         1. Any registration statement that Cendant intends or proposes to file in connection with the Cendant Proposal or Cendant Offer, including all drafts thereof and all communications with the Securities and Exchange Commission ("SEC") concerning filing of such a registration statement.

         2. Analysis or evaluation of the Cendant Proposal or Cendant Offer including but not limited to discussion of the following issues (i) Cendant's plans or strategies for American Bankers after a merger with Cendant, including any "synergies," revenue growth or expense savings, (ii) regulatory approval for the Cendant Offer or Cendant Proposal, and (iii) risks posed to American Bankers shareholders by the Cendant Proposal or Cendant Offer.

         3. Communications with any state insurance department concerning the Cendant Proposal or Cendant Offer, including Cendant's solicitation of proxies for the American Bankers shareholder meetings scheduled for March 4 and 6, 1998.

                                                     Case No. 98-0247 Civ-GRAHAM



                                   DEFINITIONS

         A. The term "American Bankers" shall mean American Bankers Insurance Group, Inc., and any and all of its present or former parents, subsidiaries, affiliates, divisions, joint ventures, partners, present and former officers, present and former directors, present and former employees, and present and former advisors, both individually and collectively, and any Person acting or purporting to act on their individual or collective behalf.

         B. The term "Cendant" shall mean defendant Cendant Corporation, its present or former parents, subsidiaries, including Season Acquisition Corp., predecessors, including HFS Incorporated and CUC International Inc., affiliates, divisions, joint ventures, partners, present and former officers, present and former directors, present and former employees, and present and former advisors, both individually and collectively, and any Person acting or purporting to act on their individual or collective behalf.

         C. The term "Cendant Offer," as used in this Document Request, means the Offer announced by Cendant Corporation to purchase up to 51% of American Bankers' shares on or about January 27, 1998, and which is referred to as the "Offer" in the Tender Offer Statement filed on or about January 27, 1998 by Season Acquisition Corp. and Cendant Corporation pursuant to Section 14(d)(1) of the Securities Exchange Act of 1934 (hereafter, the "Tender Offer Statement").

                                                     Case No. 98-0247 Civ-GRAHAM



         D. The "Cendant Proposal" shall mean the proposal to acquire American Bankers Insurance Group, Inc. for $58 per common share payable in stock and cash that is referred to in the letter dated January 27, 1998 (hereinafter the "January 27 Letter") sent to American Bankers' board of directors by Henry R. Silverman and Walter A. Forbes.

         E. The term "Document," as used in this Document Request, has the broadest meaning accorded it by Rule 34 of the Federal Rules of Civil Procedure, and includes, but is not limited to, all materials defined in Rule 1001 of the Federal Rules of Evidence.

         F. The term "communication," as used in this Document Request, means and includes the transmittal of information in the form of acts, ideas, inquiries or otherwise, whether by verbal or written statement, dialogue, colloquy, discussion, conversation or otherwise.

         G. The terms "concern," "concerns" and "concerning," as used in this Document Request, mean and include relating to, referring to, describing, containing, recording, alluding to, responding to, commenting upon, discussing, showing, disclosing, explaining, mentioning, analyzing, constituting, comprising, evidencing, setting forth, summarizing or characterizing, either directly or indirectly, in whole or in part.

                                                     Case No. 98-0247 Civ-GRAHAM



                                  INSTRUCTIONS

         A. In construing this Document Request: (i) the singular shall include the plural and the plural shall include the singular and (ii) the connectives "and" and "or" shall be read either disjunctively or conjunctively so as to bring within the scope of this Document Request all information that might otherwise be construed to be outside its scope.

         B. This request calls for documents that are in the possession, custody or control of Defendants, individually or collectively.

         C. Unless otherwise specified in this Document Request, this Document Request shall include all documents generated, dated, prepared, received, applicable, or in effect on or after January 1, 1997 through to the date of production, and shall include all documents and information that relate, in whole or part, to such period, or to events or circumstances during such period, even though dated, prepared, generated, created or received prior or subsequent to that period.

         D. Documents produced pursuant to this Document Request shall be produced as they are kept in the ordinary course of business or shall be organized and labeled to correspond to the paragraph of this Document Request to which they are responsive. If a document is responsive to more than one paragraph of this Document

                                                     Case No. 98-0247 Civ-GRAHAM



Request, that document shall be labeled to correspond to each numbered paragraph to which it is responsive.

         E. The instructions of Local Rule 26.1.G.6 shall apply to the Document Requests herein.

         F. To the extent not covered by the instructions of Local Rule 26.1.G.6, FRCP 26(b)(5) and 34 shall govern any objection or claim of privilege asserted with respect to any of the Document Requests herein.

         G. All drafts and all non-identical copies of responsive documents must be produced; however, identical copies of produced documents need not be produced.

                                                     Case No. 98-0247 Civ-GRAHAM



         H. This Document Request shall be deemed continuing so as to require further and supplemental production in accordance with FRCP 26(e).


Dated: February 16, 1998

                                       STEEL HECTOR & DAVIS LLP
                                       200 South Biscayne
                                       Boulevard, Suite 4000
                                       Miami, Florida 33131-2398
Of Counsel:                            (305) 577-7000
                                       (305) 577-7001  Facsimile
Richard H. Klapper
Tariq Mundiya
Stephanie G. Wheeler
SULLIVAN & CROMWELL                    By:_____________________________________
125 Broad Street                             Lewis F. Murphy, P.A.
New York, New York                           Florida Bar No. 308455
(212) 558-4000
(212) 558-3588 Facsimile               Attorneys for Defendants
                                       American International Group, Inc.
                                       and AIGF, Inc.

                                                     Case No. 98-0247 Civ-GRAHAM


                             CERTIFICATE OF SERVICE

         I HEREBY CERTIFY that a true and correct copy of the foregoing document was served on the 16th day of February 1998 via hand on the following:

         Robert T. Wright
         Shutts & Bowen LLP
         1500 Miami Center
         201 South Biscayne Boulevard
         Miami, Florida 33131

         Jonathan J. Lerner
         Samuel Kadet
         Seth M. Schwartz
         Skadden, Arps, Slate
         Meagher & Flom LLP
         919 Third Avenue
         New York, New York 10022


                                             -------------------------

                          UNITED STATES DISTRICT COURT
                          SOUTHERN DISTRICT OF FLORIDA
                                 MIAMI DIVISION



AMERICAN INTERNATIONAL GROUP, INC.;               Case No. 98-0247-CIV-GRAHAM
AND AIGF, INC.,                                   Magistrate Judge Dube

                  Plaintiffs,

v.

CENDANT CORPORATION; and
SEASON ACQUISITION CORP.,

                  Defendants.

----------------------------------/


                              NOTICE OF DEPOSITION

                  PLEASE TAKE NOTICE that pursuant to Rules 30(b)(6) of the Federal Rules of Civil Procedure, the undersigned attorneys for plaintiffs American International Group, Inc. and AIGF, Inc.,will take the deposition upon oral examination of one or more representatives designated by Cendant Corporation or Season Acquisition Corp. to be most knowledgeable about the subjects set forth in Schedule A hereto, at the offices of Sullivan & Cromwell, 125 Broad Street, New York, NY 10004 commencing on February 23, 1998 at 9:30 a.m. before a notary public or other person authorized to administer oaths. The deposition will continue from day to day until completed.

                  Pursuant to Rule 30(b)(6), set forth in Schedule A hereto are the subject matters upon which examination is requested. The deposition is being taken for the

                                                     Case No. 98-0247 Civ-GRAHAM



purposes of discovery or for use as evidence, or for both purposes, pursuant to Rule 30, Fed. R. Civ. P.

                  You are invited to attend and cross-examine.

Dated: February 16, 1998

                                           STEEL HECTOR & DAVIS LLP
                                           200 South Biscayne
                                           Boulevard, Suite 4000
                                           Miami, Florida 33131-2398
Of Counsel:                                    (305) 557-2957 Telephone
                                               (305) 577-7001 Facsimile

Richard H. Klapper
Tariq Mundiya
Stephanie G. Wheeler                           By:
SULLIVAN & CROMWELL                               --------------------------
125 Broad Street                                  Lewis F. Murphy, P.A.
New York, New York 10004                          Florida Bar No. 308455
(212) 558-4000
(212) 558-3588 Facsimile
                                           Attorneys for Defendants
                                           American International Group, Inc.
                                           and AIGF, Inc.

                                                     Case No. 98-0247 Civ-GRAHAM



                   Subjects on which Examination is Requested
                                  (Schedule A)

         1. Any registration statement that Cendant Corporation ("Cendant") or Season Acquisition Corp. ("Season") intend or propose to file in connection with the proposed acquisition of American Bankers Insurance Group, Inc. (hereinafter "Cendant Proposal") or the tender offer commenced by Season for 51% of American Bankers' outstanding shares ("Cendant Offer"), and all communications with the Securities and Exchange Commission ("SEC") concerning filing of such a registration statement.

         2. Analysis or evaluation of the Cendant Proposal or Cendant Offer including but not limited to discussion of the following issues (i) Cendant's plans or strategies for American Bankers after a merger with Cendant, including any "synergies," revenue growth or expense savings, (ii) regulatory approval for the Cendant Offer or Cendant Proposal, and (iii) risks posed to American Bankers shareholders by the Cendant Proposal or Cendant Offer.

         3. Communications with any state insurance department concerning the Cendant Proposal or Cendant Offer, including Cendant's solicitation of proxies for the American Bankers shareholder meetings scheduled for March 4 and 6, 1998.

                                                     Case No. 98-0247 Civ-GRAHAM


                             CERTIFICATE OF SERVICE

         I HEREBY CERTIFY that a true and correct copy of the foregoing document was served on the 16th day of February 1998 via hand on the following:

         Robert T. Wright
         Shutts & Bowen LLP
         1500 Miami Center
         201 South Biscayne Boulevard
         Miami, Florida 33131

         Jonathan J. Lerner
         Samuel Kadet
         Seth M. Schwartz
         Skadden, Arps, Slate
         Meagher & Flom LLP
         919 Third Avenue
         New York, New York 10022



                           --------------------------

                          UNITED STATES DISTRICT COURT

                     SOUTHERN DISTRICT DISTRICT OF NEW YORK
AMERICAN INTERNATIONAL GROUP, INC.;                    SUBPOENA IN A CIVIL CASE

and  AIGF, INC.,                             Plaintiffs,
                  v.                             CASE NUMBER: 98-0247 CIV-GRAHAM
                                                 Magistrate Judge Dube
CENDANT CORPORATION; and
SEASON ACQUISITION CORP.,       Defendants.     (Pending in the United States
                                                 District Court for the Southern
TO:  Merrill Lynch, Pierce, Fenner & Smith Inc.  District of Florida)
     World Financial Center
     North Tower
     250 Vesey Street
     New York, New York 10281

/    / YOU ARE COMMANDED to appear in the United States District Court at the place, date, and time specified below to testify in the above case.

PLACE OF TESTIMONY                     COURTROOM
                                       -------------------
                                       DATE AND TIME



/X/ YOU ARE COMMANDED to appear at the place, date, and time specified below to testify at the taking of a deposition in the above case.

PLACE OF DEPOSITION                                   DATE AND TIME

  Sullivan & Cromwell                                 Tuesday, February 24, 1998
  125 Broad Street, 27th Floor, New York, New York    at 9:30 a.m.
  10004

/X/ YOU ARE COMMANDED to produce and permit inspection and copying of the following documents or objects at the place, date, and time specified below (list documents or objects):
              See attached Schedule of Documents.

PLACE                                                  DATE AND TIME

 Sullivan & Cromwell                                   Friday, February 20, 1998
 125 Broad Street, 27th Floor, New York, New York      at 9:30 a.m.
 10004


/    / YOU ARE COMMANDED to permit inspection of the following premises at the date and time specified below.

PREMISES                                                    DATE AND TIME


Any organization not a party to this suit that is subpoenaed for the taking of a deposition shall designate one or more officers, directors, or managing agents, or other persons who consent to testify on its behalf, and may set forth, for each person designated, the matters on which a person will testify. Federal Rules of Civil Procedure. 30(b)(6).

ISSUING OFFICER SIGNATURE AND TITLE
(INDICATE IF ATTORNEY FOR PLAINTIFF OR DEFENDANT)                DATE

Tariq Mundiya, Sullivan & Cromwell                          February 17, 1998
Attorneys for the American International
Group, Inc. and AIGF, Inc.

ISSUING OFFICER'S NAME, ADDRESS AND PHONE NUMBER             TELEPHONE
Tariq Mundiya, Sullivan & Cromwell                           (212) 558-4000
125 Broad Street, New York, New York 10004
------------                                              -------------------

                                PROOF OF SERVICE

                       DATE                          PLACE
SERVED

SERVED ON (PRINT NAME)                     MANNER OF SERVICE





SERVED BY (PRINT NAME)                     TITLE



                              DECLARATION OF SERVER
--------------------------------------------------------------------------------


I declare under penalty of perjury under the laws of the United States of America that the foregoing information contained in the Proof of Service is true and correct:

Executed on : ----------------------------                 ---------------------
                 DATE                                      SIGNATURE OF SERVER

                                                           ---------------------
                                                           ADDRESS OF SERVER

--------------------------------------------------------------------------------
Rule 45, Federal Rules of Civil Procedure, Parts C & D.

(c)     PROTECTION OF PERSONS SUBJECT TO SUBPOENAS.

     (1) A party or an attorney responsible for the issuance and service of a subpoena shall take reasonable steps to avoid imposing undue burden or expense on a person subject to that subpoena. The court on behalf of which the subpoena was issued shall enforce this duty and impose upon the party or attorney in breach of this duty an appropriate sanction, which may include, but is not limited to, lost earnings and a reasonable attorney's fee.

     (2)(A) A person commanded to produce and permit inspection and copying of designated books, papers, documents or tangible things, or inspection of premises need not appear in person at the place of production or inspection unless commanded to appear for deposition, hearing or trial.

     (B) Subject to paragraph (d)(2) of this rule, a person commanded to produce and permit inspection and copying may, within 14 days after service of the subpoena or before the time specified for compliance if such time is less than 14 days after service, serve upon the party or attorney designated in the subpoena written objection to inspection or copying of any or all of the designated materials or of the premises. If objection is made, the party serving the subpoena shall not be entitled to inspect and copy the materials or inspect the premises except pursuant to an order of the court by which the subpoena was issued. If objection has been made, the party serving the subpoena may, upon notice to the person commanded to produce, move at any time for an order to compel the production. Such an order to compel production shall protect any person who is not a party or an officer of a party from significant expense resulting from the inspection and copying commanded.

     (3)(A) On timely motion, the court by which a subpoena was issued shall quash or modify the subpoena if it

        (i) fails to allow reasonable time for compliance;

        (ii) requires a person who is not a party or an officer of a party to travel to a place more than 100 miles from the place where that person resides, is employed or regularly transacts business in person, except that, subject to the provision of clause (c)(3)(B)(iii) of this rule, such a person may in order to attend trial be commanded to travel from any such place within the state in which the trial is held, or

        (iii) requires disclosure of privileged or other protected matter and no exception or waiver applies, or

        (iv) subjects a person to undue burden.

(B) If a subpoena

        (i) requires disclosure of a trade secret or other confidential research, development, or commercial information, or

        (ii) requires disclosure of an unretained expert's opinion or information not describing specific events or occurrences in dispute and resulting from the expert's study made not at the request of any party, or

        (iii) requires a person who is not a party or an officer of a party to incur substantial expense to travel more than 100 miles to attend trial, the court may, to protect a person subject to or affected by the subpoena, quash or modify the subpoena or, if the party in whose behalf the subpoena is issued shows a substantial need for the testimony or material that cannot be otherwise met without undue hardship and assures that the person to whom the subpoena is addressed will be reasonably compensated, the court may order appearance or production only upon specified conditions.

(d) DUTIES IN RESPONDING TO SUBPOENA

     (1) A person responding to a subpoena to produce documents shall produce them as they are kept in the usual course of business or shall organize and label them to correspond with the categories in the demand.

     (2) When information subject to a subpoena is withheld on a claim that it is privileged or subject to protection as trial preparation materials, the claim shall be made expressly and shall be supported by a description of the nature of the documents, communications, or things not produced that is sufficient to enable the demanding party to contest the claim.

                              Schedule of Documents


                  All documents reflecting, evidencing, constituting, supporting, referring or relating in any way, directly or indirectly, to:


         1. Any registration statement that Cendant intends or proposes to file in connection with the Cendant Proposal or Cendant Offer, including all drafts thereof and all communications with the Securities and Exchange Commission ("SEC") concerning filing of such a registration statement.

         2. Analysis or evaluation of the Cendant Proposal or Cendant Offer including but not limited to discussion of the following issues (i) Cendant's plans or strategies for American Bankers after a merger with Cendant, including any "synergies," revenue growth or expense savings, (ii) regulatory approval for the Cendant Offer or Cendant Proposal, and (iii) risks posed to American Bankers shareholders by the Cendant Proposal or Cendant Offer.

         3. Communications with any state insurance department concerning the Cendant Proposal or Cendant Offer, including Cendant's solicitation of proxies for the American Bankers shareholder meetings scheduled for March 4 and 6, 1998.

                                   DEFINITIONS

         A. The term "Cendant Offer," as used in this Document Request, means the Offer announced by Cendant Corporation to purchase up to 51% of American Bankers' shares on or about January 27, 1998, and which is referred to as the "Offer" in the Tender Offer Statement filed on or about January 27, 1998 by Season Acquisition Corp. and Cendant Corporation pursuant to Section 14(d)(1) of the Securities Exchange Act of 1934.

         B. The "Cendant Proposal" shall mean the proposal to acquire American Bankers Insurance Group, Inc. for $58 per common share payable in stock and cash that is referred to in the letter dated January 27, 1998 sent to American Bankers' board of directors by Henry R. Silverman and Walter A. Forbes.

                          UNITED STATES DISTRICT COURT
                     SOUTHERN DISTRICT DISTRICT OF NEW YORK

AMERICAN INTERNATIONAL GROUP, INC.;             SUBPOENA IN A CIVIL CASE
and  AIGF, INC.,        Plaintiffs,

            v.                                  CASE NUMBER: 98-0247 CIV-GRAHAM
                                                          Magistrate Judge Dube

CENDANT CORPORATION; and
SEASON ACQUISITION CORP.,  Defendants.           (Pending in the United States
                                                 District Court for the Southern
TO:         Lehman Brothers Inc.                 District of Florida)
            3 World Financial Center
            New York, New York 10285

--------------------------------------------------------------------------------
|_| YOU ARE COMMANDED to appear in the United States District Court at the place, date, and time specified below to testify in the above case.
--------------------------------------------------------------------------------
PLACE OF TESTIMONY                                            COURTROOM

                                                              ------------------
                                                              DATE AND TIME

--------------------------------------------------------------------------------
|X| YOU ARE COMMANDED to appear at the place, date, and time specified below to testify at the taking of a deposition in the above case.
--------------------------------------------------------------------------------
PLACE OF DEPOSITION                                           DATE AND TIME

          Sullivan & Cromwell                                 Tuesday, February
          125 Broad Street, 27th Floor, New York, New York    24, 1998 at
          10004                                               9:30 a.m.
--------------------------------------------------------------------------------
|X| YOU ARE COMMANDED to produce and permit inspection and copying of the following documents or objects at the place, date, and time specified below (list documents or objects):

          See attached Schedule of Documents.
--------------------------------------------------------------------------------
PLACE                                                         DATE AND TIME

          Sullivan & Cromwell                                 Friday, February
          125 Broad Street, 27th Floor, New York, New York    20, 1998 at
          10004                                               9:30 a.m.

--------------------------------------------------------------------------------
|_| YOU ARE COMMANDED to permit inspection of the following premises at the date and time specified below.
--------------------------------------------------------------------------------
PREMISES                                                      DATE AND TIME

--------------------------------------------------------------------------------
Any organization not a party to this suit that is subpoenaed for the taking of a deposition shall designate one or more officers, directors, or managing agents, or other persons who consent to testify on its behalf, and may set forth, for each person designated, the matters on which a person will testify. Federal Rules of Civil Procedure. 30(b)(6).
--------------------------------------------------------------------------------
ISSUING OFFICER SIGNATURE AND TITLE                           DATE
(INDICATE IF ATTORNEY FOR PLAINTIFF OR DEFENDANT)

Tariq Mundiya, Sullivan & Cromwell                            February 17, 1998
Attorneys for the American International Group,
Inc. and AIGF, Inc.
--------------------------------------------------------------------------------
ISSUING OFFICER'S NAME, ADDRESS AND PHONE NUMBER              TELEPHONE

Tariq Mundiya, Sullivan & Cromwell                            (212) 558-4000
125 Broad Street, New York, New York 10004
--------------------------------------------------------------------------------

                                PROOF OF SERVICE
--------------------------------------------------------------------------------
               DATE                 PLACE

SERVED
--------------------------------------------------------------------------------
SERVED ON (PRINT NAME)                                  MANNER OF SERVICE

--------------------------------------------------------------------------------
SERVED BY (PRINT NAME)                                  TITLE

--------------------------------------------------------------------------------
                              DECLARATION OF SERVER
--------------------------------------------------------------------------------
I declare under penalty of perjury under the laws of the United States of America that the foregoing information contained in the Proof of Service is true and correct:

Executed on :
             ----------------------                     ------------------------
                       DATE                             SIGNATURE OF SERVER

                                                        ------------------------
                                                        ADDRESS OF SERVER

                                                        ------------------------

Rule 45, Federal Rules of Civil Procedure, Parts C & D.

(c)   PROTECTION OF PERSONS SUBJECT TO SUBPOENAS.

      (1) A party or an attorney responsible for the issuance and service of a subpoena shall take reasonable steps to avoid imposing undue burden or expense on a person subject to that subpoena. The court on behalf of which the subpoena was issued shall enforce this duty and impose upon the party or attorney in breach of this duty an appropriate sanction, which may include, but is not limited to, lost earnings and a reasonable attorney's fee.

      (2)(A) A person commanded to produce and permit inspection and copying of designated books, papers, documents or tangible things, or inspection of premises need not appear in person at the place of production or inspection unless commanded to appear for deposition, hearing or trial.

      (B) Subject to paragraph (d)(2) of this rule, a person commanded to produce and permit inspection and copying may, within 14 days after service of the subpoena or before the time specified for compliance if such time is less than 14 days after service, serve upon the party or attorney designated in the subpoena written objection to inspection or copying of any or all of the designated materials or of the premises. If objection is made, the party serving the subpoena shall not be entitled to inspect and copy the materials or inspect the premises except pursuant to an order of the court by which the subpoena was issued. If objection has been made, the party serving the subpoena may, upon notice to the person commanded to produce, move at any time for an order to compel the production. Such an order to compel production shall protect any person who is not a party or an officer of a party from significant expense resulting from the inspection and copying commanded.

      (3)(A) On timely motion, the court by which a subpoena was issued shall quash or modify the subpoena if it

            (i) fails to allow reasonable time for compliance;

            (ii) requires a person who is not a party or an officer of a party to travel to a place more than 100 miles from the place where that person resides, is employed or regularly transacts business in person, except that, subject to the provision of clause (c)(3)(B)(iii) of this rule, such a person may in order to attend trial be commanded to travel from any such place within the state in which the trial is held, or

            (iii) requires disclosure of privileged or other protected matter and no exception or waiver applies, or

            (iv) subjects a person to undue burden.

      (B) If a subpoena

            (i) requires disclosure of a trade secret or other confidential research, development, or commercial information, or

            (ii) requires disclosure of an unretained expert's opinion or information not describing specific events or occurrences in dispute and resulting from the expert's study made not at the request of any party, or

            (iii) requires a person who is not a party or an officer of a party to incur substantial expense to travel more than 100 miles to attend trial, the court may, to protect a person subject to or affected by the subpoena, quash or modify the subpoena or, if the party in whose behalf the subpoena is issued shows a substantial need for the testimony or material that cannot be otherwise met without undue hardship and assures that the person to whom the subpoena is addressed will be reasonably compensated, the court may order appearance or production only upon specified conditions.

      (d) DUTIES IN RESPONDING TO SUBPOENA

            (1) A person responding to a subpoena to produce documents shall produce them as they are kept in the usual course of business or shall organize and label them to correspond with the categories in the demand.

            (2) When information subject to a subpoena is withheld on a claim that it is privileged or subject to protection as trial preparation materials, the claim shall be made expressly and shall be supported by a description of the nature of the documents, communications, or things not produced that is sufficient to enable the demanding party to contest the claim.

                          UNITED STATES DISTRICT COURT
                          SOUTHERN DISTRICT OF FLORIDA
                                 MIAMI DIVISION



AMERICAN INTERNATIONAL GROUP, INC.;                  Case No. 98-0247 CIV-GRAHAM
AND AIGF, INC.,                                      Magistrate Judge Dube


                                    Plaintiffs,

                  v.

CENDANT CORPORATION; and
SEASON ACQUISITION CORP.,

                                    Defendants.


---------------------------------------------------------------

                                      ORDER

         Plaintiffs' Motion for Expedited Discovery having come before the Court, and the Court having considered that motion, supporting memorandum of law, and opposition papers, and being otherwise duly advised,

         IT IS HEREBY ORDERED AND ADJUDGED that:

         1. Plaintiffs' Motion for Expedited Discovery is GRANTED; and

         2. Defendants shall produce documents responsive to Plaintiffs' First Request for Production of Documents on or before February 20, 1998; and

         3. Defendants shall produce a witness for deposition pursuant to Plaintiffs' Notice of Deposition on or before February 23, 1998; and

         4. Plaintiffs are authorized to serve subpoenas for deposition and documents on defendants' investment bankers, Merrill Lynch and Lehman Brothers, and Merrill

                                                     Case No. 98-0247-CIV-GRAHAM


Lynch and Lehman Brothers shall each produce a witness for deposition on or before February 24, 1998.

         DONE AND ORDERED in Chambers at Miami, Florida, this ___ day of February, 1998.


                                            ____________________________
                                            DONALD L. GRAHAM
                                            UNITED STATES DISTRICT JUDGE


cc:      Magistrate Judge Dube
         Counsel of Record

                          UNITED STATES DISTRICT COURT
                          SOUTHERN DISTRICT OF FLORIDA
                                 MIAMI DIVISION




AMERICAN INTERNATIONAL GROUP, INC.;                Case No. 98-0247-CIV-GRAHAM
AND AIGF, INC.,                                    Magistrate Judge Dube

                           Plaintiffs,

v.
                                                   PLAINTIFFS' EMERGENCY
CENDANT CORPORATION; and                           MOTION FOR HEARING ON
SEASON ACQUISITION CORP.,                          THEIR MOTION FOR A
                                                   PRELIMINARY INJUNCTION
                           Defendants.

--------------------------------/


         Plaintiffs American International Group, Inc. and AIGF, Inc., pursuant to Southern District of Florida Local Rules 7.1B(1) and 7.1E, respectfully request that this Court enter an Order setting an emergency hearing on Plaintiffs' Motion for Preliminary Injunction on or before February 27, 1998 and state:

         1. Plaintiffs served a Motion for a Preliminary Injunction on February 16, 1998. The relief requested in that motion would require defendants to desist from an improper proxy solicitation and to disclose certain information prior to March 4 and March 6, 1998, when American Bankers' shareholders are scheduled to vote on the AIG Merger. (The requested relief is set forth in detail in paragraph 1 of plaintiffs' Motion for Preliminary Injunction submitted herewith.)

                                                     Case No. 98-0247-CIV-GRAHAM



         2. Because American Bankers' shareholders will vote on March 4 and March 6, 1998, plaintiffs respectfully request that the Court schedule a hearing on plaintiffs' motion for a preliminary injunction on or before February 27, 1998. If plaintiffs' motion is granted, defendants will need sufficient time prior to the American Bankers' shareholders' vote to make the required disclosures.

         3. A hearing is necessary so that plaintiffs' Motion for a Preliminary Injunction can be made on a full evidentiary record. A hearing would also clarify the issues raised in plaintiffs' Motion for a Preliminary Injunction and facilitate the resolution of the motion.

         4. Plaintiffs estimate that the hearing should last no longer than two or three hours.

         5. A proposed order accompanies this motion.

                                                     Case No. 98-0247-CIV-GRAHAM



              WHEREFORE, plaintiffs American International Group, Inc. and AIGF, Inc. respectfully request that this Court enter an order setting a hearing on their Motion for a Preliminary Injunction for a date on or before February 27, 1998. Dated: February 16, 1998

                                                STEEL HECTOR & DAVIS LLP
                                                200 South Biscayne
                                                Boulevard, Suite 4000
                                                Miami, Florida 33131-2398
Of Counsel:                                     (305) 577-7000
                                                (305) 577-7001  Facsimile
Richard H. Klapper
Tariq Mundiya
Stephanie G. Wheeler
SULLIVAN & CROMWELL                    By:______________________________
125 Broad Street                             Lewis F. Murphy, P.A.
New York, New York                           Florida Bar No. 308455
(212) 558-4000
(212) 558-3588 Facsimile                     Attorneys for Defendants
                                             American International Group, Inc.
                                             and AIGF, Inc.

                                                    Case No. 98-0247-CIV-GRAHAM



                             CERTIFICATE OF SERVICE

                  I HEREBY CERTIFY that a true and correct copy of the foregoing document was served by hand on this 16th day of February, 1998 on the following:

         Johnathan J. Lerner
         Samuel Kadet
         Seth M. Schwartz
         Skadden, Arps, Slate,
         Meagher & Flom LLP
         919 Third Avenue
         New York, New York 10022

         Robert T. Wright, Jr.
         Schutts & Bowen LLP
         1500 Miami Center
         201 South Biscayne Boulevard
         Miami, Florida 33131


                                            -------------------------------

                          UNITED STATES DISTRICT COURT
                          SOUTHERN DISTRICT OF FLORIDA
                                 MIAMI DIVISION



AMERICAN INTERNATIONAL GROUP, INC.;               Case No. 98-0247 CIV-GRAHAM
AND AIGF, INC.,                                   Magistrate Judge Dube


                                    Plaintiffs,

                  v.

CENDANT CORPORATION; and
SEASON ACQUISITION CORP.,

                                    Defendants.


---------------------------------------------------------------

                                      ORDER

         Plaintiffs' Emergency Motion for Hearing on their Motion for a Preliminary Injunction having come before the Court, and the Court having considered that motion, opposition papers, and being otherwise duly advised,

         IT IS HEREBY ORDERED AND ADJUDGED that:

         1. Plaintiffs' Emergency Motion for a Hearing on their Motion for a Preliminary Injunction is GRANTED; and

         2. The Court shall conduct a hearing in Courtroom __ on Plaintiffs' Motion for a Preliminary Injunction on __________________, 1998 at __________; and

         3. Defendants shall serve any papers in opposition to Plaintiffs' Motion for a Preliminary Injunction on or before ____________, 1998; and

                                                     Case No. 98-0247-CIV-GRAHAM


         4. Plaintiffs shall serve any reply papers in support of their Motion for a Preliminary Injunction on or before ________________, 1998.

         DONE AND ORDERED in Chambers at Miami, Florida, this ___ day of February, 1998.

                                            ______________________________
                                            DONALD L. GRAHAM
                                            UNITED STATES DISTRICT JUDGE


cc:      Magistrate Judge Dube
         Counsel of Record

                          UNITED STATES DISTRICT COURT
                          SOUTHERN DISTRICT OF FLORIDA
                                 MIAMI DIVISION

AMERICAN INTERNATIONAL GROUP, INC.;              Case No. 98-0247-CIV-GRAHAM
AND AIGF, INC.,                                  Magistrate Judge Dube

            Plaintiffs,

v.

CENDANT CORPORATION; and
SEASON ACQUISITION CORP.,

            Defendants.

----------------------------------/



                        MOTION FOR PRELIMINARY INJUNCTION

      1. Plaintiffs American International Group, Inc. ("AIG") and AIGF, Inc. ("AIGF") hereby move this Court pursuant to Rule 65, Fed. R. Civ. P. for an order (i) enjoining defendants from holding or voting any proxies from American Bankers' shareholders to the extent such proxies exceed 10% of American Bankers' common shares, without first obtaining approval from the insurance departments of Arizona, Georgia, New York, South Carolina and Texas; (ii) requiring defendants to return any proxies they have received or receive from American Bankers' shareholders prior to making any corrective disclosures required by the Court; (iii) requiring defendants to make corrective disclosure about their ability to hold or vote proxies without obtaining regulatory approval; and (iv) enjoining defendants from making any statement

                                                     Case No. 98-0247-CIV-GRAHAM

regarding their proposal to purchase shares of American Bankers or the proposed merger between AIG and American Bankers, or from soliciting any proxies, until they file a Registration Statement pursuant to Section 5 of the Securities Act of 1933, and deliver a prospectus to American Bankers' shareholders.

      2. The grounds for relief are set forth in the accompanying memorandum of law filed simultaneously with this motion.*

      3. The issues raised by this motion are predominantly legal rather than factual and, thus, discovery prior to any evidentiary hearing will be extremely limited. Plaintiffs are simultaneously filing a motion for expedited discovery seeking an order from this Court permitting limited discovery sufficiently prior to the hearing on this motion. The predominantly legal nature of the issues raised by this motion also means that any hearing will necessarily be limited and plaintiffs currently anticipate the length of any hearing to be no longer than two or three hours.

--------

* On February 5, 1998, plaintiffs filed a Notice of Pendency of Other Actions, indicating that this case is related to Cendant Corp. v. American Bankers Insurance Group, Inc., Case No. 98-0159 CIV (Moore, J.). On February 13, 1998, defendants filed a motion to dismiss the original Complaint filed on February 5, 1998 pursuant to Rules 9(b), 12(b)(6) and 13(a) of the Federal Rules of Civil Procedure. Plaintiffs believe that defendants' motion is without merit and will respond to it prior to the date set for the hearing on this motion for a preliminary injunction. On February 16, 1998, plaintiffs served an amended complaint for declaratory and injunctive relief, adding claims based on defendants' proxy statement dated February 12, 1998. Because this motion for a preliminary injunction and defendants' motion to dismiss are related, this Court, in its discretion, may wish to consider them at a single hearing.

                                                     Case No. 98-0247-CIV-GRAHAM

      4. Plaintiffs do not believe that a bond is necessary in light of the fact that plaintiff AIG is an insurance holding company that has received AAA credit ratings from all major credit agencies and has a market capitalization as of December 31, 1997 of approximately $76 billion. If the Court feels that a bond is necessary, plaintiffs believe that a bond of $100,000 is a reasonable and appropriate amount and will promptly post such amount, or any other amount that the Court deems necessary.

            .

Dated: February 16, 1998

                                        STEEL HECTOR & DAVIS LLP
                                        200 South Biscayne Boulevard, Suite 4000
                                        Miami, Florida 33131-2398
Of Counsel:                             (305) 557-2957 Telephone
                                        (305) 577-7001 Facsimile

Richard H. Klapper
Tariq Mundiya
Stephanie G. Wheeler                    By:_______________________________
SULLIVAN & CROMWELL                           Lewis F. Murphy, P.A.
125 Broad Street                              Florida Bar No. 308455
New York, New York 10004
(212) 558-4000                          Attorneys for Defendants
(212) 558-3588 Facsimile                American International Group, Inc.
                                        and AIGF, Inc.

                                                     Case No. 98-0247-CIV-GRAHAM

                             CERTIFICATE OF SERVICE

          I HEREBY CERTIFY that a true and correct copy of the foregoing Motion for Preliminary Injunction was served on the 16th day of February 1998 via hand on the following:

Robert T. Wright
Shutts & Bowen LLP
1500 Miami Center
201 South Biscayne Boulevard
Miami, Florida 33131

Jonathan J. Lerner
Samuel Kadet
Seth M. Schwartz
Skadden, Arps, Slate
Meagher & Flom LLP
919 Third Avenue
New York, New York 10022

                                        --------------------------

                          UNITED STATES DISTRICT COURT
                          SOUTHERN DISTRICT OF FLORIDA
                                 MIAMI DIVISION




AMERICAN INTERNATIONAL GROUP, INC.;                  Case No. 98-0247-CIV-GRAHAM
AND AIGF, INC.,                                      Magistrate Judge Dube

            Plaintiffs,

v.

CENDANT CORPORATION; and
SEASON ACQUISITION CORP.,

            Defendants.

--------------------------------/



                         MEMORANDUM OF LAW IN SUPPORT OF
                 PLAINTIFFS' MOTION FOR A PRELIMINARY INJUNCTION

         Pursuant to Rule 65 of the Federal Rules of Civil Procedure, Plaintiffs American International Group, Inc. and AIGF, Inc. (collectively "AIG") submit this memorandum of law in support of their motion for a preliminary injunction preventing defendants Cendant Corporation ("Cendant") and Season Acquisition Corp. ("Season") from soliciting proxies they cannot hold or vote and touting securities without filing a registration statement as required by the federal securities laws.


                              PRELIMINARY STATEMENT

         On March 4 and March 6, 1998 -- less than three weeks from now -- the shareholders of American Bankers Insurance Group, Inc. ("American Bankers") will decide whether to vote in favor of a merger between American Bankers and AIG -- one of the world's largest and most reputable

                                                     Case No. 98-0247-CIV-GRAHAM


insurance companies. On December 21, 1997, the boards of directors of AIG and American Bankers each approved and recommended the merger ("AIG Merger") to their shareholders. On February 5, 1998, the American Bankers Board reaffirmed its recommendation of the AIG Merger.

         Cendant opposes the AIG Merger. Cendant has commenced a hostile tender offer for 51% of American Bankers' shares ("Cendant Offer") and proposed a second step merger with American Bankers (the "Cendant Merger"). Cendant has bombarded the press and American Bankers' shareholders with its claim that the Cendant Merger offers superior value to American Bankers' shareholders and hence that they should vote against the AIG Merger. What Cendant has not told American Bankers' shareholders is that under the laws of five of the six states in which American Bankers' U.S. insurance subsidiaries are domiciled, Cendant cannot hold or vote the proxies it is soliciting from American Bankers' shareholders if those proxies represent more than 9.2% of American Bankers' common shares. Cendant has also failed to disclose that it must file -- but has refused to file -- a registration statement under Section 5 of the Securities Act of 1933 ("1933 Act") before it can tout the value of the Cendant shares it wants American Bankers' shareholders to accept in place of the AIG shares they would receive in the AIG Merger.

         These are serious violations of the federal securities laws. By soliciting proxies it cannot vote and refusing to disclose that fact to American Bankers' shareholders, Cendant is deliberately attempting to deprive those shareholders of their votes. Cendant knows that a failure to vote on the AIG Merger is effectively a vote against it because approval of the AIG Merger requires affirmative votes from a majority of the outstanding common and preferred shares of American Bankers, not just a majority of the shares that vote.

                                                     Case No. 98-0247-CIV-GRAHAM


         Cendant also knows that a registration statement for the Cendant stock it is touting would require disclosures about Cendant's financial condition, risks to its business, plans for American Bankers if it merged with Cendant and exorbitant compensation to Cendant's corporate officers. At a bare minimum, a registration statement would contain a detailed analysis of the risks of the Cendant Merger and pro forma financial statements about the proposed merged entity, and would be subject to searching and extensive scrutiny by the Securities and Exchange Commission ("SEC"). Cendant simply does not want to disclose this information, so it has flouted the requirements of the federal securities laws and refused to file a registration statement. Cendant's failure to file a registration statement is especially serious -- and constitutes a knowing omission of material fact under Sections 14(a) and 14(e) of the Securities Exchange Act of 1934 ("Exchange Act") -- because it has denied American Bankers' shareholders critical financial information about the proposed Cendant Merger that Cendant is touting as a superior transaction to the AIG Merger.

         Plaintiffs' motion for a preliminary injunction seeks the following relief designed to ensure that American Bankers' shareholders are not misled or deceived by Cendant in the critical days leading up to the vote on the AIG
Merger: an order (i) enjoining defendants from holding or voting any proxies from American Bankers' shareholders to the extent such proxies exceed 10% of American Bankers' common shares, without first obtaining approval from the insurance departments of Arizona, Georgia, New York, South Carolina and Texas;
(ii) requiring defendants to return any proxies they have received or receive from American Bankers' shareholders prior to making any corrective disclosures required by the Court; (iii) requiring defendants to make corrective disclosure about their ability to hold or vote proxies without obtaining regulatory

                                                     Case No. 98-0247-CIV-GRAHAM


approval; and (iv) enjoining defendants from making any statement regarding their proposal to purchase shares of American Bankers or the proposed merger between AIG and American Bankers, or from soliciting any proxies, until they file a Registration Statement pursuant to Section 5 of the 1933 Act, and deliver a prospectus to American Bankers' shareholders. This relief is essential to achieve the principal objective of the proxy rules -- the promotion of fair corporate suffrage and the solicitation of proxies on a fair and informed basis.

                                   BACKGROUND

         The purpose of the Cendant Offer and the Cendant Merger is to enable Cendant to acquire control of, and ultimately the entire equity interest in, American Bankers. In a January 27 press release, Cendant touted the Cendant Offer as "Demonstrably Superior" to the AIG Merger. Those statements were repeated and amplified by Cendant's President and Chief Executive Officer, Henry
R. Silverman, in a conference call to analysts on January 27, 1998. Each of these statements --which have been repeated in Cendant's subsequent public filings, press releases and newspaper advertisements -- were knowingly false. Critically, however, Silverman touted the value of the Cendant Merger and promised investors that Cendant had "already identified about $140 million of pre-tax synergies which is about 10 cents per Cendant share." Silverman knew that his statement was false and that it will be virtually impossible to achieve such "synergies." Silverman also announced that Cendant intended to persuade American Bankers' shareholders to vote against the AIG Merger and to solicit their proxies in connection with the upcoming vote.

                                                     Case No. 98-0247-CIV-GRAHAM


         On January 28, 1998, Season and Cendant commenced the Cendant Offer and filed a Tender Offer Statement on Schedule 14D-1, which was disseminated to American Bankers' shareholders. (Amended Complaint, Paragraph 36.) Cendant filed its preliminary proxy statement ("Cendant Preliminary Proxy Statement") with the Securities and Exchange Commission ("SEC") on January 30, 1998. (Amended Complaint, Paragraph 43.) On February 5, 1998, AIG commenced this action challenging Cendant's and Silverman's statements as violations of Sections 14(a) and 14(e) of the Exchange Act. AIG also alleged that defendants' statements touting the Cendant Merger -- and the Cendant stock to be issued in connection with it -- amounted to an offer to sell securities that required the filing of a registration statement under the 1933 Act.

         On February 12, 1998, Cendant filed a definitive proxy statement with the SEC that was mailed to American Bankers' shareholders. (A copy of the Definitive Proxy Statement dated February 12, 1998 ("the Proxy Statement") is annexed as Exhibit A to the Affidavit of Richard H. Klapper dated February 16, 1998 ("Klapper Aff.")). The Proxy Statement urged American Bankers' shareholders to vote against the AIG Merger and, like prior press releases and newspaper advertisements, stated that the Cendant Offer "offers a significantly higher value per American Bankers Common Share. . . by giving you cash and/or stock with a combined per common share value of $58, representing a premium of $11.00 (in excess of 23%) over the proposed AIG Merger."

         Although Cendant has made numerous false and misleading statements in its public filings, newspaper advertisements and press releases, which are detailed in the Amended Complaint filed today, Plaintiffs' motion is directed at two categories of false and misleading information that are injuring American Bankers' shareholders on a daily basis.

                                                     Case No. 98-0247-CIV-GRAHAM


False and Misleading Omissions in the Proxy Statement

         Cendant's Proxy Statement repeated many of the false and material statements disseminated to American Bankers' shareholders since January 27. The Proxy Statement also contained an additional vital omission of material fact: under the laws of five of the six states in which American Bankers' insurance companies are domiciled (Arizona, Georgia, New York, South Carolina and Texas), Cendant cannot hold, let alone vote, proxies representing 10% or more of American Bankers' voting securities because holding such proxies is presumed to be "control" of American Bankers' insurance subsidiaries, which requires regulatory approval prior to acquisition of the proxies. Thus, since last Thursday (February 12), Cendant has been deceiving American Bankers' shareholders into giving their proxies to Cendant under the mistaken impression that Cendant can actually hold and vote those proxies on March 4 and March 6, 1998, when in fact Cendant is absolutely prohibited under state law from holding or voting proxies representing more than 10% of American Bankers' common shares without prior regulatory approval, which Cendant does not have. (Indeed, Cendant apparently has not even told the state regulators that it is seeking to hold and vote American Bankers proxies in violation of state law, which will make approval of Cendant's application to control American Bankers even less likely.) Cendant already owns approximately 0.79% of American Bankers' outstanding common shares and thus receipt of proxies representing 9.2% of American Bankers' common shares -- approximately 4,329,402 common shares -- will trigger a presumption of control and the need for regulatory approval. Shareholders who give their proxies to Cendant after the 9.2% threshold has been passed will be disenfranchised and their

                                                     Case No. 98-0247-CIV-GRAHAM


proxies will be null and void. This will work to Cendant's advantage because a failure to vote will count as a vote against the AIG Merger.

Cendant's Failure to File a Registration Statement

         For more than two weeks, Cendant and its advisors have been touting the Cendant Merger --and the Cendant stock that will be issued in connection with it -- but Cendant has failed to file a Registration Statement with respect to the Cendant stock. Despite being put on notice in Plaintiff's Original Complaint filed February 6, 1998 that its conduct violates Section 5 of the 1933 Act, Cendant has brazenly continued to tout its stock without filing the required Registration Statement. Cendant's failure constitutes a violation of Section 14(a) of the Exchange Act because it is denying shareholders critical and important financial information about the Cendant Merger -- the superiority of which Cendant touts -- and the risks of which it chooses not to disclose.(1)





--------

(1) AIG does not rely on Section 14(e) of the Exchange Act in this motion for a preliminary injunction because the relief AIG seeks is limited to Cendant's proxy solicitations in violation of Section 14(a) of the Exchange Act and SEC Rule 14a-9 promulgated thereunder. Further, Cendant cannot purchase shares pursuant to its tender offer until it receives approval from insurance regulators, which is not imminent.

                                                     Case No. 98-0247-CIV-GRAHAM


                                    ARGUMENT

                 DEFENDANTS SHOULD BE ENJOINED FROM SOLICITING,
                   HOLDING OR VOTING ANY FURTHER PROXIES UNTIL
                 THEY FILE A REGISTRATION STATEMENT AND DISCLOSE
               THAT THEY CANNOT HOLD OR VOTE PROXIES IN EXCESS OF
               10% OF THE OUTSTANDING SHARES OF AMERICAN BANKERS.


         In this Circuit, to grant preliminary injunctive relief, a district court must determine whether the evidence establishes:

         (1) a substantial likelihood of success on the merits; (2) a substantial threat of irreparable injury if the injunction were not granted; (3) that the threatened injury to the plaintiffs outweighs the harm an injunction may cause the defendant; and (4) that granting the injunction would not disserve the public interest.

Levi Strauss & Co. v. Sunrise Int'l Trading Inc., 51 F.3d 982, 985 (11th Cir.
1995) (citing Church v. City of Huntsville, 30 F.3d 1332, 1342 (11th Cir.
1994)).

A.       AIG Has Demonstrated A Likelihood
         of Success On Its Securities Claims

         1. Cendant Has Violated Section 14(a) and SEC Rule 14a-9 By Failing to Disclose that It Can Not Hold Proxies For More Than 10% of the Outstanding Shares of American Bankers.

         Section 14(a) of the Exchange Act provides that it is unlawful to use the mails or any means or instrumentality of interstate commerce to solicit proxies in contravention of any rule promulgated by the SEC. 15 U.S.C. Section 78n(a). SEC Rule 14a-9 provides in pertinent part:

         "No solicitation subject to this regulation shall be made by means of any . . . communication, written or oral, containing any statement which, at the time and in light of the circumstances under which it is made, is false and misleading with respect to any material fact, or which omits to state any material fact necessary in order to make the statements therein not false or misleading . . . ."

                                                     Case No. 98-0247-CIV-GRAHAM


17 C.F.R. Section 240.14a-9.

         An omitted fact is "material" if "there is a substantial likelihood that a reasonable shareholder would consider it important in deciding how to vote." TSC Indus., Inc. v. Northway, Inc., 426 U.S. 438, 449 (1976); SEC v. Carriba Air, Inc., 681 F.2d 1318, 1323 (11th Cir. 1982) ("The test for determining materiality is whether a reasonable man would attach importance to the fact misrepresented or omitted in determining his course of action.").

         Here, Cendant is actively soliciting proxies in connection with the upcoming vote of American Bankers' preferred and common shareholders, to be held on March 4 and March 6, 1998, respectively. Shareholders are undoubtedly relying upon statements in Cendant's Proxy Statement and Schedule 14D-1 (in addition to a barrage of full-page newspaper advertisements and press releases) in deciding how to vote and whether to grant their proxies to Cendant. Yet, Cendant's Proxy Statement and its other communications with American Bankers' shareholders are devoid of one extremely important and material fact: Cendant cannot hold or vote proxies representing 10% or more of American Banker's securities without first obtaining regulatory approval from Insurance Departments in five of the six states in which American Bankers' U.S. insurance subsidiaries are domiciled. Thus, once Cendant holds proxies representing 10% of American Bankers' voting securities, a shareholder who grants a proxy will be giving his proxy to an entity that, by law, is disabled from holding or voting that proxy unless it has regulatory approval. Cendant nowhere discloses this crucial fact.

         Under the laws of five of the six states in which American Bankers' insurance subsidiaries are domiciled -- and where Cendant must obtain regulatory approval before acquiring control of

                                                     Case No. 98-0247-CIV-GRAHAM


American Bankers -- the state insurance commissioner must approve any transaction that would result in transfer of control of a domestic insurer.(2) These state laws define "control" to include more than just a direct ownership interest. Arizona, Georgia, New York, South Carolina and Texas all require regulatory approval before a person can "control" an insurance company, and presume that "control" exists if a person holds proxies representing 10% or more of the voting securities of any other person.(3) The reason that these statutes prohibit the acquisition of control of voting power without prior approval is that with the power to vote shares an acquiror can choose management and direct the business affairs of an insurance company or insurance holding company before the state




--------

(2)See Ariz. Rev. Stat. Section 20-481-02(A) (1996); Ga. Code Ann.
Section 33-13-3(a)(1) (1997); N.Y. Ins. Law Section 1506(a) (McKinney 1997);
S.C. Code Ann. Section 38-21-60 (1997); Tex Ins. Code Ann. Section 21.49-1(5)(a)(1) (1997). (Copies of the relevant sections of those codes are annexed as Exhibit B to Klapper Aff.)

(3)See, e.g., Ariz. Rev. Stat. Section 20-481(3) (1996) ("[c]ontrol shall be presumed to exist if any person, directly or indirectly, owns, controls, holds with the power to vote or holds proxies representing ten percent or more of the voting securities of any other person") (emphasis supplied); Ga. Code Ann.
Section 33-13-1(3) (1997) ("[c]ontrol shall be presumed to exist if any person directly or indirectly owns, controls, holds with the power to vote, or holds proxies representing 10 percent or more of the voting securities of any other person") (emphasis supplied); N.Y. Ins. Law Section 1501(a)(2) ("control shall be presumed to exist if any person directly or indirectly owns, controls or holds with the power to vote ten percent or more of the voting securities of any other person") (emphasis supplied); S.C. Code Ann. Section 38-21-10(2) ("[c]ontrol is presumed to exist if any person, directly or indirectly, owns, controls, hold [sic] with the power to vote, or holds proxies representing ten percent or more of the voting securities of any other person") (emphasis supplied); Tx. Ins. Code Ann. 21 49-1(2)(d) ("[c]ontrol shall be presumed to exist if any person, directly or indirectly, or with members of the person's immediate family, owns, controls, or holds with the power to vote, or if any person other than a corporate officer or director of a person holds proxies representing, 10 percent or more of the voting securities or authority of any other person") (emphasis supplied). (Copies of the relevant sections of those codes are annexed as Exhibit C to Klapper Aff.)

                                                     Case No. 98-0247-CIV-GRAHAM


has had the opportunity to review their fitness to do so. That, of course, is exactly what Cendant seeks to do here by voting against the AIG Merger.

         A reasonable shareholder would obviously find it important to know that he is being asked to give a proxy to an entity that cannot hold or vote the shares because it has not obtained the regulatory approvals required under state law. See Onbancorp, Inc. v. Holtzman, 956 F.Supp. 250, 254 (N.D.N.Y. 1997) ("In the proxy solicitation context, '[i]rreparable injury results from the use of false and misleading proxies when the free exercise of shareholders' voting rights will be frustrated.") (citing Krauth v. Executive Telecard, Ltd., 890 F.Supp. 269, 287 (S.D.N.Y. 1995) (citations omitted)); Ballan v. Wilfred American Co., 720 F. Supp. 241, 248 (E.D.N.Y. 1989) ("if those omitted facts would have made a difference to a reasonable investor, they are material"). No more obvious example of a "material" fact -- or interference with shareholder voting rights --exists. Between now and March 4 and 6, 1998, American Bankers' shareholders may grant proxies to Cendant under the misleading impression that their votes -- either for or against the AIG Merger -- will be counted and recognized. Instead, because state law forbids Cendant from holding, let alone voting, proxies representing 10% or more of American Bankers' common shares, substantial numbers of American Bankers' shareholders who provide proxies to Cendant may be disenfranchised.

         Cendant's knowing failure to disclose these material facts is a plain and obvious violation of Section 14(a) of the Exchange Act and SEC Rule 14a-9. That violation is made more egregious because Cendant knows that any failure to vote on the AIG Merger is in effect a vote against it. Cendant's flouting of state law and refusal to disclose its violation is even more amazing because

                                                     Case No. 98-0247-CIV-GRAHAM


Cendant knows that it can solicit American Bankers shareholders to vote against the AIG Merger simply by asking shareholders to vote "no" on the proxy card circulated by American Bankers instead of seeking to disenfranchise shareholders by holding proxies in violation of state insurance laws. Cendant has also failed to tell the state insurance departments that it is pursing this course of action in violation of their laws, which may result in a refusal by those regulations to approve Cendant's applications to control American Bankers -- a fact Cendant has not disclosed to American Bankers' shareholders.

         2. Cendant Has Deprived Shareholders of Material Financial Information In Violation of Section 14(a) of the Exchange Act by Failing to File a Registration Statement In Violation of
                  Section 5 of the Securities Act.

         Section 5(c) of the Securities Act provides that:

         It shall be unlawful for any person, directly or indirectly, to make use of any means or instruments of transportation or communication in interstate commerce or of the mails to offer to sell or offer to buy through the use or medium of any prospectus or otherwise any security, unless a registration statement has been filed as to such security....
         (emphasis added).

'15 U.S.C. Section 77e(c). The term "offer to sell" as used in Section 5(c) includes "every attempt or offer to dispose of, or solicitation of an offer to buy, a security . . . for value." 17 U.S.C. Section 77b(a)(3). The term "prospectus" as used in Section 5(c) means "any prospectus, notice, circular, advertisement, letter, or communication written or by radio or television, which offers any security for sale." 15 U.S.C. Section 77b(a)(10).

         The Division of Corporation Finance of the SEC has made clear that a competing bidder for a target company that -- like Cendant -- solicits the target's shareholders to vote against a merger by

                                                     Case No. 98-0247-CIV-GRAHAM


claiming that those shareholders would be better off merging with it and getting its shares must file a registration statement:

         In some cases involving a negotiated "friendly" merger or other business combination between a registrant and another entity (or person) that has been submitted to a shareholder vote, a third party may wish to present a competing proposal that would involve acceptance of the third party's securities as consideration (e.g., through an exchange offer or merger). Before commencing its own, competing transaction, however, the third party may wish to solicit in opposition to the "friendly" transaction then pending before the target company's shareholders. In such a case, the third party should remain mindful that, depending on the facts and circumstances, communications regarding its "competing" bid may be deemed an "offer to sell" the third party's securities that triggers the application of the registration requirements of the Securities Act, particularly where such communications refer to the price and/or other material terms of the potential competing transaction . . . . In cases where the third party's solicitations trigger compliance with the registration and prospectus delivery provisions of the Securities Act, the third party should file promptly its registration statement to cover the securities offering to target shareholders. (emphasis added)

SEC Release Current Issues and Rulemaking Projects (Nov. 7, 1997). (A copy of that Release is annexed as Exhibit D to Klapper Aff.) By relentlessly touting the value of its stock as a superior alternative without filing a Registration Statement, Cendant has violated not only Section 5 of the 1933 Act, but also the proxy rules under Section 14(a) of the Exchange Act.

         Cendant has knowingly used the Cendant Merger and Cendant Offer as a carrot to persuade American Bankers' shareholders to vote against the AIG Merger, but is only telling shareholders half the story. The other half of the story -- the risks of the Cendant Merger and Cendant Offer and detailed financial review of those proposed transactions -- would be told in a registration statement that Cendant deliberately (and in violation of Section 5 of the 1933 Act) has not filed. Because Cendant has not filed a Registration Statement, American Bankers' shareholders do not have the benefit of critical financial information about Cendant, a company formed only two months ago as a result of a merger between HFS Inc. and CUC International. At a bare minimum, a registration

                                                     Case No. 98-0247-CIV-GRAHAM


statement would contain a detailed analysis of the risks of holding Cendant shares, Cendant's plans for American Bankers if it becomes part of Cendant, pro forma financial statements for the merged entity, detailed information about Cendant's lush compensation arrangements with its officers and directors and other financial information that shareholders need to make a proper and informed decision on March 4 and March 6 whether to vote for or against the AIG Merger. See 17 C.F.R. Sections 229.101, 229.301, 229.303, 229.305, 229.402, and
229.503; Instructions to Form S-4 Items 3(e), 3(f), 4 and 5.

         The information contained in a Cendant Registration Statement is clearly material to the American Bankers' shareholders in evaluating the AIG Merger -- at least given Cendant's argument that a merger with Cendant is a superior alternative -- and Cendant's refusal to file a Registration Statement in violation of Section 5 of the 1933 Act constitutes a violation of Section 14(a) of the Exchange Act. See Greenfield v. Professional Care, Inc., 677 F. Supp. 110, 113 (E.D.N.Y. 1987) ("Information going directly to the financial condition of the company falls squarely within the range of information for which there is a `substantial likelihood that a reasonable shareholder would consider . . . important in deciding [whether to invest].'" (citing TSC Indus., 426 U.S. at 449)). It is obvious that, in addition to deceiving shareholders by intentionally failing to file a registration statement in violation of the 1933 Act, Cendant is withholding material facts under Section 14(a) of the Exchange Act.

         To show an underlying violation of Section 5 to support its Section 14(a) claim, AIG must demonstrate a reasonable likelihood of success that 1) Cendant "made a communication which used the mail or other means of interstate communication; 2) the communication constituted an 'offer to

                                                     Case No. 98-0247-CIV-GRAHAM


sell' securities; and (3) the offer was made in a manner prohibited by section 5." SEC v. Thomas D. Kienlen Corp., 755 F. Supp. 936, 939 (D. Or. 1991). The third element -- that the offer was made in a manner prohibited by Section 5 -- is established if the offer was made without a Registration Statement having been filed as to the security. Id. There is no factual dispute that AIG has demonstrated a likelihood of success on the merits as to the first and third elements of an underlying Section 5 violation. Cendant has not filed a Registration Statement with the SEC and has used the mails and other means of interstate communication to disseminate its offer to American Bankers' shareholders. Since January 27, 1998, Cendant has issued press releases, held a press conference, placed advertisements in various newspapers, and mailed proxy materials to American Bankers shareholders. Such communications are sufficient for Section 5 liability. See, e.g., Chris-Craft Indus., Inc. v. Bangor Punta Corp., 426 F.2d 569, 571 (2d Cir. 1970)(en banc) (press release); Kienlen, 755
F. Supp. at 938 (notice mailed to shareholders and oral presentation); SEC v. Commercial Inv. & Dev. Corp., 373 F. Supp. 1153, 1158, 1161 (S.D. Fla. 1974)
(letter and newsletter); SEC v. Arvida Corp., 169 F. Supp. 211, 215 (S.D.N.Y.
1958) (press conference and press releases).

         As a matter of law, Cendant's communications with American Bankers shareholders constitute "offers to sell." See Kienlen, 755 F. Supp. at 941 n. 4 (whether conduct constituted an "offer to sell" within the meaning of 15 U.S.C.
Section 77b(3) is a legal determination). Cendant's communications with American Bankers' shareholders were not merely limited to disseminating factual information regarding the proposed transaction, but went much further and advocated the alleged superiority of the price being offered by Cendant. (Examples of various Cendant press


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
                                                     Case No. 98-0247-CIV-GRAHAM


releases, letters to American Bankers' shareholders, and letters to American Bankers' Board of Directors in which Cendant touts the alleged superiority of its offer are annexed as Exhibit E to Klapper Aff.) Indeed, Silverman's oral statements during the January 27, 1998 analysts' conference call that Cendant had "already identified about $140 million of pre-tax synergies which is about 10 cents per Cendant share" is precisely the type of statement that is only relevant to someone who holds, or will hold, common stock of Cendant. (A copy of the relevant pages of a transcript of the January 27, 1998 analysts' conference is annexed as Exhibit F to Klapper Aff.)

         Where, as here, a company announces that "securities will be sold at some date in the future" and furnishes "an attractive description of these securities and of the issuer," the announcement constitutes an "offer to sell." See Chris-Craft, 426 F.2d at 574. Cendant's statement that it will exchange 51% of the outstanding shares of American Bankers for $58 per share in Cendant stock constitutes an "offer to sell" Cendant stock. The "assigning of a value to offered shares constitutes an offer to sell." Chris-Craft, 426 F.2d at 574 (press release offering to exchange shares of Piper for Bangor Punta securities valued at not less than $80 per share constituted offer to sell); Commercial Inv. & Dev., 373 F. Supp. at 1164 (letter stating company will issue ten million shares at ten cents a share to be sold in $5000 units constituted offer to sell).

B.       AIG Will Suffer Irreparable Injury
         Absent Injunctive Relief

         Cendant is misleading American Bankers' shareholders by creating the false and misleading impression that it can hold and vote proxies on March 4 and March 6, 1998 without regulatory approval, when in fact, Cendant is prohibited from doing so under state law. AIG will be

                                                     Case No. 98-0247-CIV-GRAHAM


irreparably harmed because (i) AIG's rights under a voting agreement covering 8.6% of American Bankers' shares will be diluted or made valueless by Cendant's deception of American Bankers' shareholders; (ii) its rights under an option agreement it has exercised (subject to regulatory approval) covering 19.9% of American Bankers' shares will be irreparably injured if the AIG Merger is voted down because of Cendant's deceptions and American Bankers is left at the mercy of Cendant; and (iii) its rights under its merger agreement with American Bankers will be irreparably injured. Absent injunctive relief requiring Cendant to stop soliciting proxies until corrective disclosure is made, AIG and American Bankers' shareholders will be irreparably injured. See Chambers v. Briggs & Stratton Corp., 863 F. Supp. 900, 905 (E.D. Wis. 1994) (granting preliminary injunction and ordering corrective disclosure prior to shareholder vote where vote would have been taken pursuant to "potentially misleading information"); Lewis v. General Employment Enterprises, Inc., 1991 WL 11383, at *3 (N.D. Ill. Jan. 21, 1991) (enjoining shareholder vote, observing that "the Court understandably cannot permit the shareholder vote to go forward based on potentially false and misleading information").

         Moreover, to the extent Cendant is soliciting American Bankers' shareholders to tender their proxies, which Cendant legally cannot hold or vote, Cendant is depriving the American Bankers' shareholders of their fundamental right to vote on the AIG Merger. Courts repeatedly have held that interfering with or denying voting rights to shareholders constitutes irreparable harm. American General Corp. v. Torchmark Corp., 1990 WL 595282, at * (S.D. Tex. Apr. 11, 1990) ("If they are not enjoined, defendants will solicit proxies from American General shareholders, notwithstanding that such proxies would be invalid and the vote for defendants' nominees thus meaningless. Such a

                                                     Case No. 98-0247-CIV-GRAHAM


result constitutes irreparable injury."); International Banknote Co. v. Muller, 713 F. Supp. 612, 623 (S.D.N.Y. 1989) ("Courts have consistently found that corporate management subjects shareholders to irreparable harm by denying them the right to vote their shares").

C.       The Injury That AIG and American Bankers'
         Shareholders Will Suffer Absent Injunctive
         Relief Outweighs Any Harm to Cendant

         The balance of harms tilts strongly in favor of injunctive relief. American Bankers' shareholders will suffer irreparable injury if they are forced to vote on the basis of false and misleading information or disenfranchised if they tender proxies that Cendant cannot legally vote. Cendant, on the other hand, will suffer no harm if it is enjoined from violating the federal securities laws and state insurance company holding statutes. Nor will enjoining Cendant from soliciting proxies until corrective disclosure is made cause Cendant harm, because American Bankers' shareholders are free to vote against the AIG Merger on March 4 and 6 either in person or by checking the "no" box on the proxies circulated by American Bankers.

         Indeed, Cendant has put itself in the position it now finds itself by refusing to play by the same rules as AIG. Unlike Cendant, AIG has filed a registration statement with respect to the shares it offers in the AIG Merger and has circulated a prospectus to American Bankers shareholders, and -- again unlike Cendant -- AIG has not asked American Bankers shareholders to give their proxies to AIG. Bluntly, Cendant refuses to follow federal or state law that it knows applies here and that it knows AIG has followed. It will suffer no harm by having to stop violating the law.


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
                                                     Case No. 98-0247-CIV-GRAHAM


D.       The Injunctive Relief AIG Seeks
         Serves the Public Interest

         Granting AIG the relief it seeks will advance the public interest by allowing American Bankers shareholders to make fully informed decisions about the AIG Merger and whether to tender their proxies to Cendant. The "overriding public interest in the full and accurate disclosure of information to shareholders of public information to ensure that a shareholder's vote is based upon accurate and complete information" weighs in favor of granting a preliminary injunction. Chambers, 863 F. Supp. at 906. See also Lewis, 1991 WL 11383, at *4 ("public interest favors absolute and full disclosure . . . based upon complete, accurate, and comprehensible information"). "Allowing a shareholder vote based on incomplete and inaccurate information undermines the purpose underlying SEC Rule 14a-9." Chambers, 863 F. Supp. at 906. A court must therefore protect the right of American Bankers' shareholders "to be furnished the opportunity to make an informed decision" on the AIG Merger. Kaufman v. Cooper Cos., Inc., 719 F. Supp. 174, 185 (S.D.N.Y. 1989). Similarly, the public interest is served by enjoining defendants from violating Section 5 of the Securities Act. See Commercial Inv. & Dev., 373 F. Supp. at 1166. The public interest therefore weighs in favor the injunctive relief requested by AIG.

                                   CONCLUSION

         For the foregoing reasons, Plaintiffs respectfully request that this Court enter an order (i) enjoining defendants from soliciting, holding or voting any proxies from American Bankers' shareholders to the extent such proxies exceed 10% of American Bankers' common shares, without first obtaining approval from the insurance departments of Arizona, Georgia, New York, South

                                                     Case No. 98-0247-CIV-GRAHAM


Carolina and Texas, (ii) requiring defendants to return any proxies they have received or receive from American Bankers' shareholders prior to making any corrective disclosure ordered by the Court, (iii) requiring defendants to make immediate corrective disclosure about Cendant's ability to hold or vote proxies without obtaining regulatory approval, and (iv) enjoining defendants from making any statement regarding their proposal to purchase shares of American Bankers or the proposed merger between AIG and American Bankers, or from soliciting any proxies, until they file a Registration Statement pursuant to Section 5 of the Securities Act of 1933, and deliver a prospectus to American Bankers' shareholders.


Dated:  February 16, 1998


                                              STEEL HECTOR & DAVIS LLP
                                              200 South Biscayne
                                              Boulevard, Suite 4000
                                              Miami, Florida 33131-2398
Of Counsel:                                   (305) 577-7000
                                              (305) 577-7001  Facsimile
Richard H. Klapper
Tariq Mundiya
Stephanie G. Wheeler
SULLIVAN & CROMWELL                           By:______________________________
125 Broad Street                                    Lewis F. Murphy, P.A.
New York, New York                                  Florida Bar No. 308455
(212) 558-4000
(212) 558-3588 Facsimile                      Attorneys for Defendants
                                              American International Group, Inc.
                                              and AIGF, Inc.

                                                     Case No. 98-0247-CIV-GRAHAM


                             CERTIFICATE OF SERVICE

         I HEREBY CERTIFY that a true and correct copy of the foregoing Memorandum of Law in Support of Plaintiffs' Motion for a Preliminary Injunction was served on the 16th day of February 1998 via hand on the following:

         Robert T. Wright
         Shutts & Bowen LLP
         1500 Miami Center
         201 South Biscayne Boulevard
         Miami, Florida 33131

         Jonathan J. Lerner
         Samuel Kadet
         Seth M. Schwartz
         Skadden, Arps, Slate
         Meagher & Flom LLP
         919 Third Avenue
         New York, New York 10022



                                                  --------------------------

                          UNITED STATES DISTRICT COURT
                          SOUTHERN DISTRICT OF FLORIDA
                                 MIAMI DIVISION



AMERICAN INTERNATIONAL GROUP, INC.;                  Case No. 98-0247-CIV-GRAHAM
AND AIGF, INC.,                                      Magistrate Judge Dube

                  Plaintiffs,

v.

CENDANT CORPORATION; and
SEASON ACQUISITION CORP.,

                  Defendants.

----------------------------------/


                         AFFIDAVIT OF RICHARD H. KLAPPER


STATE OF NEW YORK     )
                      : ss.:
COUNTY OF NEW YORK    )

         Richard H. Klapper, being duly sworn, deposes and says:

         1. I am a member of the Bar of the State of New York and of the firm of Sullivan & Cromwell, counsel for Plaintiffs American International Group, Inc. and AIGF, Inc. (collectively, "AIG"). I have moved for admission to the Bar of this Court pro hac vice. I submit this affidavit in support of Plaintiffs' motion for a preliminary injunction, and in particular, to put before the Court certain documents relied upon by Plaintiffs in support of their motion.

                                                     Case No. 98-0247-CIV-GRAHAM



         2. Attached hereto as Exhibit A is a true and correct copy of defendant Cendant Corporation's Definitive Proxy Statement dated February 12, 1998.

         3. Attached hereto as Exhibit B are true and correct copies of the relevant sections of the Arizona, Georgia, New York, South Carolina and Texas statutes requiring approval by a state insurance commissioner for any transaction resulting in transfer of control of a domestic insurer.

         4. Attached hereto as Exhibit C are true and correct copies of the relevant sections of the Arizona, Georgia, New York, South Carolina and Texas statutes defining the term control.

         5. Attached hereto as Exhibit D is a true and correct copy of the Release entitled "Current Issues and Rulemaking Projects" issued by the Securities and Exchange Commission's Division of Corporation Finance on November 7, 1997.

         6. Attached hereto as Exhibit E are true and correct copies of various Cendant press releases, letters to American Bankers' shareholders, and letters to American Bankers' Board of Directors in which Cendant touts the alleged superiority of its offer.

         7. Attached hereto as Exhibit F is a true and correct copy of the relevant pages of the January 27, 1998 conference call to analysts conducted by Cendant's President and Chief Executive Officer, Henry R. Silverman.

         8. On January 30, 1998, AIG filed a registration statement with respect to the AIG shares that would be issued to American Bankers shareholders in a merger of AIGF and

                                                     Case No. 98-0247-CIV-GRAHAM



American Bankers (the "AIG Merger"). A prospectus with respect to those shares has been circulated to American Bankers shareholders.

         9. AIG is a party to a voting agreement covering 3,389,300 shares of American Bankers common shares, which provides that those shares will be voted in favor of the merger.

         10. On January 27, 1998, AIG exercised an option to purchase 19.9% of the common shares of American Bankers, subject to obtaining regulatory approval to close on the purchase of those shares.

         11. The proxy card circulated by American Bankers to its shareholders provides boxes for shareholders to vote "yes" or "no" on the AIG Merger. Hence, American Bankers shareholders can vote against the AIG Merger without sending a proxy to Cendant.


                                                  ------------------------------
                                                          Richard H. Klapper


Sworn to before me this
16th day of February, 1998



------------------------------
         Notary Public

                                                     Case No. 98-0247-CIV-GRAHAM


                             CERTIFICATE OF SERVICE

          I HEREBY CERTIFY that a true and correct copy of the foregoing Affidavit of Lewis F. Murphy, P.A. was served on the 16th day of February 1998 via hand on the following:

         Robert T. Wright
         Shutts & Bowen LLP
         1500 Miami Center
         201 South Biscayne Boulevard
         Miami, Florida 33131

         Jonathan J. Lerner
         Samuel Kadet
         Seth M. Schwartz
         Skadden, Arps, Slate
         Meagher & Flom LLP
         919 Third Avenue
         New York, New York 10022



                                                     --------------------------

                          UNITED STATES DISTRICT COURT
                          SOUTHERN DISTRICT OF FLORIDA
                                 MIAMI DIVISION



AMERICAN INTERNATIONAL GROUP, INC.;                 Case No. 98-0247 CIV-GRAHAM
AND AIGF, INC.,                                     Magistrate Judge Dube


                              Plaintiffs,

            v.

CENDANT CORPORATION; and
SEASON ACQUISITION CORP.,

                              Defendants.


---------------------------------------------------------------

                                      ORDER

         Plaintiffs' Motion for a Preliminary Injunction having come before the Court, and the Court having considered that motion, opposition papers, and being otherwise duly advised,

         IT IS HEREBY ORDERED AND ADJUDGED that:

         1. Plaintiffs' Motion for a Preliminary Injunction is GRANTED; and

         2. Defendants have engaged in violations of the Securities Exchange Act of 1934 ("Exchange Act") by seeking proxies from the shareholders of American Bankers Insurance Group, Inc. ("American Bankers") to the extent such proxies exceed 10% of American Bankers' common shares without first obtaining regulatory approval from the insurance departments of Arizona, Georgia, New York, South Carolina and Texas. Defendants have also violated Section 14(a) of the Exchange Act by failing to file a

                                                     Case No. 98-0247-CIV-GRAHAM



registration statement that is required to be filed under Section 5 of the Securities Act of 1933.

         3. Defendants' conduct will injure plaintiffs and disenfranchise American Bankers' shareholders who will vote on the proposed merger between American International Group, Inc. ("AIG") and American Bankers at shareholder meetings scheduled for March 4 and March 6, 1998. Plaintiffs will be irreparably harmed -- and American Bankers' shareholders will be disenfranchised -- unless this Court grants injunctive relief on a timely basis.

         4. Defendants are hereby enjoined from holding or voting any proxies from American Bankers' shareholders to the extent such proxies exceed 10% of American Bankers' common shares, without first obtaining approval from the insurance departments of Arizona, Georgia, New York, South Carolina and Texas; and

         5. Defendants shall return any proxies they have received or receive from American Bankers' shareholders prior to making the corrective disclosures required by this order; and

         6. Defendants shall make corrective disclosure about their ability to hold or vote proxies without obtaining regulatory approval on or before ____________, 1998; and

         7. Defendants shall certify to the Court in writing on or before ____________, 1998 that such corrective disclosure has been made; and

                                                     Case No. 98-0247-CIV-GRAHAM


         8. Defendants are enjoined from making any statement regarding their proposal to purchase shares of American Bankers or the proposed merger between AIG and American Bankers, or from soliciting any proxies, until they file a Registration Statement pursuant to Section 5 of the Securities Act of 1933, and deliver a prospectus to American Bankers' shareholders.

         DONE AND ORDERED in Chambers at Miami, Florida, this ___ day of February, 1998.


                                            ------------------------------
                                            DONALD L. GRAHAM
                                            UNITED STATES DISTRICT JUDGE


cc:      Magistrate Judge Dube
         Counsel of Record


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